Exhibit 10.8

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Execution Version

COLLABORATION AND OPTION AGREEMENT

BY AND BETWEEN

GLOBEIMMUNE, INC.

AND

CELGENE CORPORATION

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBITS

Exhibit 1.34 – Drug Candidates

Exhibit 1.57 – GlobeImmune Licensed Patent(s)

Exhibit 1.68 – Initial Development Plan

Exhibit 1.91 – Platform Patents

Exhibit 4.8 – Terms of Supply Agreement

Exhibit 9.8 – Press Release

Schedule A –Third Party Agreement(s)

Schedule B – Third Party License Agreement(s)

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

COLLABORATION AND OPTION AGREEMENT

THIS COLLABORATION AND OPTION AGREEMENT (together with any exhibits attached hereto, this “Agreement”) is made and entered into as of May 14, 2009 (the “Effective Date”), by and between GlobeImmune, Inc., a Delaware corporation located at 1450 Infinite Drive, Louisville, Colorado 80027, United States of America (“GlobeImmune”), and Celgene Corporation, a Delaware corporation located at 86 Morris Avenue, Summit, New Jersey 07901, United States of America (“Celgene”). GlobeImmune and Celgene are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, GlobeImmune has expertise in drug discovery, development, and manufacturing of targeted molecular immunogens, known as Tarmogen® products, for oncology applications, including the treatment of pancreas, lung, and colorectal cancers;

WHEREAS, Celgene has expertise in research, development, and commercialization of pharmaceutical products;

WHEREAS, GlobeImmune has rights under certain patent rights and know-how rights relating to Tarmogens for the treatment of cancer;

WHEREAS, Celgene desires to engage in a collaborative effort with GlobeImmune pursuant to which GlobeImmune shall carry out research and development for certain Drug Candidates and for Future Program Compounds (each, as defined below) to develop such Drug Candidates in accordance with the Initial Development Program (as defined below) and to discover and develop such Future Program Compounds, and for which Celgene shall have the exclusive option, on a compound-by-compound basis, to develop and commercialize such compounds on an exclusive basis for any and all uses in the Field in the Territory (each, as defined below), all on the terms and conditions set forth herein;

WHEREAS, upon exercise by Celgene of an option with respect to a particular Drug Candidate or a particular Future Program Compound (each, as defined below), GlobeImmune desires to grant to Celgene, and Celgene desires to obtain, an exclusive license in the Field in the Territory to use, sell, offer for sale, import, and make or have made certain Licensed Products (as defined below) in the Field in the Territory on the terms and conditions set forth herein; and

WHEREAS, contemporaneously with the execution of this Agreement, the Parties have executed a separate Stock Purchase Agreement (as defined below) pursuant to which Celgene shall purchase shares of Series D Preferred Stock of GlobeImmune.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, the Parties agree as follows:

1. DEFINITIONS. The terms in this Agreement with initial letters capitalized, whether used in the singular or the plural, shall have the meaning set forth below or, if not listed below, the meaning designated in places throughout this Agreement.

1.1 “Acceptance” means, with respect to an IND filed by GlobeImmune with the FDA, the date that is thirty (30) days after the date of such filing; provided that the FDA has not provided to GlobeImmune any communication indicating that the conduct of clinical activities described in such IND may not begin within thirty (30) days after such filing. In the event that any communication is provided to GlobeImmune by the FDA, “Acceptance” means the date that GlobeImmune is permitted by the FDA to begin clinical activities. With respect to all other Regulatory Authorities (i.e., other than the FDA), “Acceptance” means the date that GlobeImmune receives a written communication from such Regulatory Authority indicating “acceptance” pursuant to which the conduct of clinical activities described in the appropriate submissions is permitted to begin.

1.2 “Affiliate” of a Party means any Person that directly or indirectly is controlled by, controls or is under common control with a Party to this Agreement. For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Person means (a) in the case of a corporate entity, direct or indirect ownership of voting securities entitled to cast more than fifty percent (50%) of the votes in the election of directors, (b) in the case of a non-corporate entity, direct or indirect ownership of more than fifty percent (50%) of the equity interests with the power to direct the management and policies of such entity, or (c) any other arrangement whereby a Person controls or has the right to control the board of directors or equivalent governing body or management of a corporation or other entity; provided that, if local Laws restrict foreign ownership, control shall be established by direct or indirect ownership of the maximum ownership percentage that may, under such local Laws, be owned by foreign interests.

1.3 “Alliance Manager(s)” has the meaning set forth in Section 2.2.

1.4 “Bankruptcy Code” has the meaning set forth in Section 11.4.

1.5 “BLA” means a Biologics License Application, or similar application that is submitted to the FDA, or a foreign equivalent of the FDA, for marketing approval of a Licensed Product in a given jurisdiction.

1.6 “Breaching Party” has the meaning set forth in Section 11.2.1.

1.7 “Business Day” means a day other than Saturday, Sunday or any day on which commercial banks located in New York, New York are authorized or obligated by Laws to close.

1.8 “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31;

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

provided, however, that (a) the first Calendar Quarter of any particular period shall extend from the commencement of such period to the end of the first complete Calendar Quarter thereafter and (b) the last Calendar Quarter shall end upon the expiration or termination of this Agreement.

1.9 “Calendar Year” means (a) for the first Calendar Year of the Term, the period beginning on the Effective Date and ending on December 31, 2009, (b) for each Calendar Year of the Term thereafter, each successive period beginning on January 1 and ending twelve (12) consecutive calendar months later on December 31, and (c) for the last Calendar Year of the Term, the period beginning on January 1 of the Calendar Year in which this Agreement expires or terminates and ending on the effective date of expiration or termination of this Agreement.

1.10 “Celgene Development Compound” means (a) any Collaboration Compound with respect to which Celgene has exercised a Celgene Program Option for Development and Commercialization under this Agreement and (b) except for purposes of the definition of GlobeImmune Development Compound or for purposes of Sections 11.2, 11.3, 11.4, 11.5.2, 11.5.3, and 11.5.4, any Celgene Follow-On Compound with respect to such Collaboration Compound.

1.11 “Celgene Follow-On Compound” means, with respect to a particular Collaboration Compound for which Celgene has exercised a Celgene Program Option for Development and Commercialization under this Agreement, any compound, other than such applicable Collaboration Compound, that (a) is Developed by or on behalf of Celgene (excluding Development by GlobeImmune) after the date of exercise of such option, (b) is directly derived from and structurally related to such Collaboration Compound, and (c) is directed against the target(s) to which such Collaboration Compound is directed.

1.12 “Celgene Indemnitees” has the meaning set forth in Section 10.2.

1.13 “Celgene Program Option” has the meaning set forth in Section 4.1.

1.14 “Celgene Program Option Period” has the meaning set forth in Section 4.1.2.

1.15 “Chairperson” has the meaning set forth in Section 2.1.2.

1.16 “Clinical Trials” means Phase 1 Trials, Phase 2 Trials, Phase 3 Trials, Phase 4 Trials, and/or variations of such trials (for example, Phase 3/4).

1.17 “Collaboration Compound” means a Drug Candidate (and any Follow-On Compound with respect to such Drug Candidate) and/or a Future Program Compound (and any Follow-On Compound with respect to such Future Program Compound), as applicable.

1.18 “Combination Product” means any product that comprises a Licensed Product sold in conjunction with another active component so as to be a combination product (whether packaged together or in the same therapeutic formulation).

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.19 “Commencement” or “Commence” means, when used with respect to any Clinical Trial, the date on which the first patient enrolled in such Clinical Trial is dosed.

1.20 “Commercialization” or “Commercialize” means activities directed to obtaining pricing and reimbursement approvals, marketing, promoting, distributing, importing, exporting, using, offering for sale, or selling a Licensed Product, and carrying out Phase 4 Trials commenced after First Commercial Sale of a Licensed Product anywhere in the world. For clarity, “Commercialization” shall not include manufacturing activities.

1.21 “Commercialization Plan” has the meaning set forth in Section 4.3.2.

1.22 “Commercially Reasonable Efforts” means efforts of a Party to carry out its obligations in a diligent and sustained manner using such effort and employing such resources normally used by an established biopharmaceutical company in the exercise of its reasonable business discretion [*].

1.23 “Completion” means (a) when used with respect to a Clinical Trial of a Drug Candidate (and any Follow-On Compounds with respect to such Drug Candidate), the date on which the Party conducting such Clinical Trial completes the analysis (as specified in the protocol and Statistical Analysis Plan (SAP) for such trial using validated programs) of the top line data from a locked data base for the primary and secondary endpoints (x) described in the Initial Development Program[*], or (y) if applicable, established pursuant to Section 3.3.2, in each case, for the compound tested in such Clinical Trial and delivers a report of such analysis for such Clinical Trial, or (b) when used with respect to a Clinical Trial of a Future Program Compound (and any Follow-On Compounds with respect to such Future Program Compound), the date on which the Party conducting such Clinical Trial completes the analysis (as specified in the protocol and Statistical Analysis Plan (SAP) for such trial using validated programs) of the top line data from a locked data base using validated programs for all of the primary and secondary endpoints for the Future Program Compound tested in such Clinical Trial and delivers a report of such analysis for such Clinical Trial, which endpoints (i) for the applicable Phase I Trial(s), are set forth in the IND filed by GlobeImmune for such Future Program Compound, and (ii) for all other Clinical Trials of such Future Program Compound, are established as set forth in Section 4.1.4.

1.24 “Compound” as used herein includes a biologic and a pharmaceutical compound.

1.25 “Confidential Information” means all trade secrets, processes, formulae, data, Know-How, improvements, inventions, chemical or biological materials, chemical structures, techniques, marketing plans, strategies, customer lists, or other information that has been created, discovered, or developed by a Party, or has otherwise become known to a Party, or to which rights have been assigned to a Party, as well as any other information and materials that are deemed confidential or proprietary to or by a Party (including all information and materials of a Party’s customers and any other Third Party and their consultants), in each case that are disclosed by such Party to the other Party, regardless of whether any of the foregoing are marked

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“confidential” or “proprietary” or communicated to the other by the disclosing Party in oral, written, graphic, or electronic form. For purposes of this Agreement, any Know-How of GlobeImmune that is subject to a license granted hereunder shall be treated as being Confidential Information of both GlobeImmune and Celgene.

1.26 “Controlled” or “Controls” means, when used in reference to an item or intellectual property rights, the legal authority or right of a Party (or any of its Affiliates) (whether by ownership or license, other than pursuant to this Agreement) to grant the right to use such item or a license or sublicense of such intellectual property rights to the other Party, or to otherwise disclose proprietary or trade secret information to such other Party, without, in the case of such rights that are licensed from a Third Party, breaching the terms of any agreement with a Third Party, or misappropriating the proprietary or trade secret information or Know-How of a Third Party.

1.27 “CU Agreement” has the meaning set forth in Schedule B.

1.28 “Cure Period” has the meaning set forth in Section 11.2.1.

1.29 “Development” means pre-clinical and clinical drug development activities reasonably relating to the discovery and development of pharmaceutical compounds and submission of information to a Regulatory Authority, including toxicology, pharmacology, and other discovery and pre-clinical efforts, test method development and stability testing, manufacturing process development, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, clinical studies (including pre- and post-Regulatory Approval studies) and activities relating to obtaining Regulatory Approval, but excluding Commercialization activities. When used as a verb, “Develop” means to engage in Development.

1.30 “Development Plan” means, with respect to any Program, a plan that describes the plan for conducting Development with respect to each Celgene Development Compound, including by specifying clinical and nonclinical studies and activities to be conducted and anticipated Development activities for any Celgene Development Compound within such Program (including the following anticipated activities or events: a description of the indication targeted, timelines, phasing of Development, toxicology, and pharmacology studies and manufacturing process development). The Development Plan will include drug design and Development activities that are in keeping with each of the Parties’ current drug design and Development practices and that are reasonably calculated to result in the Development of Celgene Development Compounds that may be progressed through to Commercialization.

1.31 “Disclosing Party” has the meaning set forth in Section 9.1.

1.32 “Disputes” has the meaning set forth in Section 12.1.

1.33 “Dollar” or “$” means the lawful currency of the United States.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.34 “Drug Candidate” means GI-4000, GI-6200, GI-3000, or GI-10000.

1.35 “Drug Candidate Program” means any Development activities that relate to development of a particular Drug Candidate and Follow-On Compounds with respect to such Drug Candidate performed by or on behalf of GlobeImmune (itself or with a Third Party on GlobeImmune’s behalf), including any performed by GlobeImmune’s academic and government collaborators such as those performed pursuant to any agreement set forth on Schedule A. For clarity, each Drug Candidate, and any Follow-On Compounds with respect to such Drug Candidate, shall be within a distinct Drug Candidate Program.

1.36 “EMEA” means the European Medicines Agency, or any successor agency thereto.

1.37 “Europe” or “EU” means the countries comprising the European Union as it may be constituted from time to time, together with those additional countries included in the European Economic Area as it may be constituted from time to time, and any successors to, or new countries created from, any of the foregoing.

1.38 “FDA” means the U.S. Food and Drug Administration, or any successor agency thereto.

1.39 “Field” means any and all uses.

1.40 “First Commercial Sale” means the first transfer of a Licensed Product by Celgene, its Affiliate or Sublicensee to the first Third Party (other than a Sublicensee or a distributor) in any country in the Territory, in exchange for cash or some equivalent to which value can be assigned for the purpose of determining Net Sales, after Regulatory Approval of such Licensed Product has been granted, or such marketing and sale is otherwise permitted, by the Regulatory Authority of such country, excluding registration samples, compassionate use, and use in Phase 4 Trials.

1.41 “Follow-On Compound” means, with respect to a particular Drug Candidate or a particular Future Program Compound, any compound, other than the applicable Drug Candidate or applicable Future Program Compound, that (a) is Developed by or on behalf of GlobeImmune (including Developed by GlobeImmune’s academic and government collaborators pursuant to any agreement set forth on Schedule A), and (b) is directed against the target(s) to which such Drug Candidate or such Future Program Compound, respectively, is directed.

1.42 “FTE” means a full-time person employed by GlobeImmune, dedicated full-time to a [*], as applicable, or in the case of less than a full-time dedicated person, a full-time, equivalent person year, based upon a total of one thousand eight hundred eighty (1,880) hours per year of work on the [*], as applicable, in either case, performing scientific work, technical work, project management work, or scientific management work (but not general managerial work).

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.43 “FTE Rate” means the rate that GlobeImmune will charge for its FTEs devoted to the conduct of activities under this Agreement. The rate shall be [*] for each FTE, which rate may be adjusted annually by GlobeImmune based on changes in the Consumer Price Index (as quoted by the U.S. Department of Labor, Bureau of Labor Statistics). Each Party acknowledges that the foregoing FTE Rate has been set to include all salary, employee benefits, materials, and other expenses, including support staff and overhead for or associated with an FTE.

1.44 “Future Program” means any Development activities that are directed against an oncology target other than any target to which a Drug Candidate (or any applicable Follow-On Compound with respect to such Drug Candidate) is targeted or that otherwise have oncological uses (such as the treatment, palliation, diagnosis, or prevention of cancer), in either case, and any Follow-On Compound with respect to such oncology product, performed by or on behalf of GlobeImmune (itself or with a Third Party on GlobeImmune’s behalf), including any performed by GlobeImmune’s academic and government collaborators such as those performed pursuant to any agreement set forth on Schedule A. For clarity, each Future Program Compound, and any Follow-On Compound with respect to such Future Program Compound, shall be within a distinct Future Program. [*].

1.45 “Future Program Compound” means any compound that (a) is Developed by or on behalf of GlobeImmune itself or with a Third Party (including Developed by GlobeImmune’s academic and government collaborators pursuant to any agreement set forth on Schedule A), (b) is Controlled by GlobeImmune, and (c) is within a Future Program.

1.46 “GAAP” means generally accepted accounting principles in the United States, consistently applied; provided that, to the extent that a Party adopts International Financial Reporting Standards (IFRS), then “GAAP” means International Financial Reporting Standards (IFRS), consistently applied.

1.47 “Generic Version” means, with respect to a Licensed Product, a second or subsequent product (including a “biogeneric,” “follow-on biologic,” “follow-on biological product,” “follow-on protein product,” “similar biological medicinal product,” or “biosimilar product”) that is (a) in the United States, “therapeutically equivalent,” “comparable,” “biosimilar,” or “interchangeable,” as evaluated by the FDA, applying the definition of “therapeutically equivalent” set forth in the preface to the then-current edition of the FDA publication “Approved Drug Products With Therapeutic Equivalence Evaluations” or any other definitions set forth in the U.S. Code, FDA regulations, or other source of U.S. Law, FDA regulations, or guidelines and, outside the United States, such equivalent determination by the applicable Regulatory Authorities (including a determination that the second product is “comparable,” “interchangeable,” “bioequivalent,” or “biosimilar” with respect to the Licensed Product), in each case, as is necessary to permit pharmacists or other individuals authorized to dispense pharmaceuticals under Law to substitute one product for another product in the absence of specific instruction from a physician or other authorized prescriber under Law, and (b) is not an Authorized Generic Version of such Licensed Product; where “Authorized Generic Version” means any pharmaceutical product that (i) is sold under the Drug Approval Application for such

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Licensed Product, (ii) is sold under a different Trademark than such Licensed Product, and (iii) has a National Drug Code (“NDC”) number that differs from the NDC number for such Licensed Product (other than on a temporary basis as may be necessary to launch such Licensed Product in the applicable market).

1.48 “GI-3000” has the meaning set forth on Exhibit 1.34.

1.49 “GI-4000” has the meaning set forth on Exhibit 1.34.

1.50 “GI-4000 Phase 2 Lung Cancer Trial” has the meaning set forth in Exhibit 1.68.

1.51 “GI-4000 Phase 2 Pancreatic Cancer Trial” has the meaning set forth in Exhibit 1.68.

1.52 “GI-6200” has the meaning set forth on Exhibit 1.34.

1.53 “GI-10000” has the meaning set forth on Exhibit 1.34.

1.54 “GlobeImmune Development Compound” means any Collaboration Compound, Celgene Development Compound (excluding, for purposes of this Section 1.54, a Celgene Follow-on Compound), or Licensed Product (excluding, for purposes of this Section 1.54, a Licensed Product containing a Celgene Follow-on Compound), as applicable, for which GlobeImmune retains or obtains, as applicable, the exclusive right to conduct Development and Commercialization under this Agreement or Celgene’s exclusive rights hereunder terminate with respect to such Collaboration Compound, Celgene Development Compound, or Licensed Product, including, for example:

(a) any and all Collaboration Compounds for which Celgene does not exercise its Celgene Program Option during the Celgene Program Option Period, as described in Sections 4.1.3 and 4.1.7;

(b) any and all Collaboration Compounds, Celgene Development Compounds, and Licensed Products if this Agreement is terminated by Celgene pursuant to Section 11.3.1, or by GlobeImmune pursuant to Section 11.2.1 or 11.4;

(c) any and all Celgene Development Compounds and Licensed Products within any Program that is terminated by Celgene pursuant to Section 11.3.2, as described in Section 4.1.4; or

(d) any and all Collaboration Compounds if this Agreement is terminated in its entirety pursuant to Section 11.1.3 because Celgene elects not to exercise a Celgene Program Option for any of the Drug Candidate Programs or Future Programs.

1.55 “GlobeImmune Indemnitees” has the meaning set forth in Section 10.1.1.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.56 “GlobeImmune Licensed Know-How” means all Know-How Controlled by GlobeImmune as of the Effective Date and during the Term that is related to any Collaboration Compound and that is necessary or useful for the Development, Commercialization, or manufacture of a Collaboration Compound. Notwithstanding anything to the contrary, “GlobeImmune Licensed Know-How” excludes any Know-How claimed in any GlobeImmune Licensed Patent.

1.57 “GlobeImmune Licensed Patent(s)” means all Patents in the Territory Controlled by GlobeImmune as of the Effective Date as set forth on Exhibit 1.57 and any other Patents Controlled by GlobeImmune during the Term that (a) describe, claim, or cover a Collaboration Compound, or (b) are necessary or useful for the Development, Commercialization, or manufacture of a Collaboration Compound. GlobeImmune Licensed Patents include GlobeImmune’s interest in Joint Patents.

1.58 “Good Clinical Practices” or “GCP” means the international ethical and scientific quality standards for designing, conducting, recording, and reporting trials that involve the participation of human subjects. In the United States, GCP shall be based on Good Clinical Practices established through FDA guidances (including ICH E6) and, outside the United States, GCP shall be based on ICH E6.

1.59 “Good Laboratory Practices” or “GLP” means the current Good Laboratory Practice (or similar standards) for the performance of laboratory activities for pharmaceutical products as are required by applicable Regulatory Authorities or applicable Law. In the United States, Good Laboratory Practices are established through FDA regulations (including 21 CFR Part 58), FDA guidances, FDA current review and inspection standards and current industry standards.

1.60 “Good Manufacturing Practices” or “GMP” means current Good Manufacturing Practices for the manufacture of products as are required by applicable Regulatory Authorities or applicable Law. In the United States, GMP shall be as defined under the rules and regulations of the FDA, as the same may be amended from time to time.

1.61 “HSR Act” has the meaning set forth in Section 4.1.6.

1.62 “IND” means any Investigational New Drug application, filed with the FDA pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing(s) outside the United States (such as a CTA in the EU).

1.63 “Indemnification Claim” has the meaning set forth in Section 10.3.

1.64 “Indemnitee” has the meaning set forth in Section 10.3.

1.65 “Indemnitor” has the meaning set forth in Section 10.3.

1.66 “Infringement Action” has the meaning set forth in Section 8.3.1.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.67 “Initial Development Program” means the activities to be conducted by GlobeImmune with respect to each Drug Candidate under the Initial Development Plan.

1.68 “Initial Development Plan” means, with respect to any Program, a plan that describes the plan for conducting Development with respect to each Drug Candidate, including by specifying clinical and nonclinical studies and activities to be conducted and anticipated Development activities for each Drug Candidate (including the following anticipated activities or events: a description of the indication targeted, timelines, phasing of Development, study treatments, major inclusion and exclusion criteria, primary endpoints, study size, timelines for data preparation and filing of regulatory submissions, toxicology and a plan for selecting appropriate species for toxicology studies, ADME, and pharmacology studies and manufacturing process development). The Initial Development Plan will include drug design and Development activities that are in keeping with the Parties’ current drug design and Development practices and that are reasonably calculated to result in the Development of the Drug Candidates that may be progressed through to Commercialization. The Initial Development Plan as of the Effective Date is set forth on Exhibit 1.68, which may be amended from time to time in accordance with Section 3.2.5.

1.69 “Initial Development Program Report” has the meaning set forth in Section 3.3.

1.70 “Initial Future Compound Report” has the meaning set forth in Section 3.5.2.

1.71 “Joint Invention” has the meaning set forth in Section 8.1.

1.72 “Joint Patent(s)” has the meaning set forth in Section 8.1.

1.73 “Joint Research and Development Committee” or “JRC” has the meaning set forth in Section 2.1.1.

1.74 “Know-How” means technical information and know-how, including biological, chemical, pharmacological, toxicological, clinical, assay and related know-how and trade secrets, and manufacturing data, preclinical and clinical data, the specifications of ingredients, the manufacturing processes, formulation, specifications, sourcing information, quality control and testing procedures, and related know-how and trade secrets.

1.75 “Knowledge” means, for purpose of Article 7, the knowledge of the applicable Party after due inquiry.

1.76 “Laws” means all applicable laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.77 “Licensed Intellectual Property” means the GlobeImmune Licensed Patents, GlobeImmune Licensed Know-How, and all copyrights owned or otherwise Controlled by GlobeImmune that are associated with the Licensed Products.

1.78 “Licensed Product” means any product in final form that contains a Celgene Development Compound as a therapeutically active ingredient.

1.79 “NDA” means a New Drug Application, supplemental New Drug Application, or BLA, as applicable, filed with the FDA, or a foreign equivalent of the FDA, required for marketing approval for the applicable Licensed Product in a given jurisdiction.

1.80 “Net Sales” means [*] calculated in accordance with GAAP so as to arrive at net sales under GAAP, [*].

Any and all [*] shall be calculated in accordance with GAAP. [*].

[*]

[*]

1.81 “NIH License Agreement” has the meaning set forth in Schedule B.

1.82 “Non-Breaching Party” has the meaning set forth in Section 11.2.1.

1.83 “Parent Licenses” means, collectively, the CU Agreement, the NIH License agreement, and the WRF Agreement.

1.84 “Patents” means (a) patents and patent applications anywhere in the world, (b) all divisionals, continuations, continuations in-part thereof or any other patent application claiming priority, or entitled to claim priority, directly or indirectly to (i) any such patents or patent applications or (ii) any patent or patent application from which such patents or patent applications claim, or is entitled to claim, direct or indirect priority, and (c) all patents issuing on any of the foregoing anywhere in the world, together with all registrations, reissues, re-examinations, patents of addition, renewals, supplemental protection certificates, or extensions of any of the foregoing anywhere in the world.

1.85 “Person” means any individual, firm, corporation, partnership, limited liability company, trust, business trust, joint venture, governmental authority, association, or other entity.

1.86 “Phase 1 Trial” means a human clinical trial conducted on a limited number of study subjects for the purpose of gaining evidence of the safety and tolerability of, and information regarding pharmacokinetics and potential pharmacological activity for, a product or compound, as described in 21 C.F.R. § 312.21(a) (including any such clinical study in any country other than the United States).

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.87 “Phase 2 Trial” means a human clinical trial conducted on study subjects with the disease or condition being studied for the principal purpose of achieving a preliminary determination of efficacy or appropriate dosage ranges, as further described in 21 C.F.R. §312.21(b) (including any such clinical study in any country other than the United States).

1.88 “Phase 3 Trial” means a pivotal clinical trial in humans performed to gain evidence with statistical significance of the efficacy of a product in a target population, and to obtain expanded evidence of safety for such product that is needed to evaluate the overall benefit-risk relationship of such product, to form the basis for approval of an NDA by a Regulatory Authority and to provide an adequate basis for physician labeling, as described in 21 C.F.R. § 312.21(c) or the corresponding regulation in jurisdictions other than the United States.

1.89 “Phase 4 Trial” means (i) any clinical trial in humans conducted to satisfy a requirement of a Regulatory Authority in order to maintain a Regulatory Approval and (ii) any clinical trial in humans conducted after the first Regulatory Approval in the same disease state for which the Collaboration Compound or Licensed Product received Regulatory Approval in the Territory.

1.90 “Platform Claims” means [*].

1.91 “Platform Patents” means the GlobeImmune Licensed Patents set forth on Exhibit 1.91, as amended from time to time in accordance with Section 8.2.8.

1.92 “Program” means a Drug Candidate Program or a Future Program, as applicable.

1.93 “Prosecution” means the filing, preparation, prosecution (including any interferences, reissue proceedings, reexaminations, and oppositions) and maintenance of Patents. When used as a verb, “Prosecute” means to engage in Prosecution.

1.94 “Qualified Public Offering” means the consummation of a firm commitment underwritten public offering of Common Stock of GlobeImmune registered under the Securities Act of 1933, pursuant to which (A) Common Stock is offered to the public at a price of at least $[*] per share, as constituted on the date of first issuance by GlobeImmune of a share of Series D Common Stock (subject to adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations and like occurrences), and (B) the gross proceeds to GlobeImmune are at least $[*].

1.95 “Receiving Party” has the meaning set forth in Section 9.1.

1.96 “Regulatory Approvals” means, with respect to any Licensed Product in any jurisdiction, all approvals from any Regulatory Authority necessary for the commercial manufacture, marketing and sale of the Licensed Product in such jurisdiction in accordance with Laws.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.97 “Regulatory Authority” means any national or supranational governmental authority, including the FDA, EMEA, or Koseisho (i.e., the Japanese Ministry of Health and Welfare, or any successor agency thereto), that has responsibility in countries in the Territory over the development and/or Commercialization of a Collaboration Compound or a Licensed Product, as applicable.

1.98 “Regulatory Exclusivity” means any period of regulatory data protection or market exclusivity or similar regulatory protection afforded by the Regulatory Authorities in a country, including any such periods listed in the FDA’s Orange Book or periods under national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83, and all international equivalents.

1.99 “Regulatory Filings” means any and all regulatory applications, filings, approvals and associated correspondence required to Develop, manufacture, and Commercialize Licensed Products in each country or jurisdiction in the Territory.

1.100 “Royalty Term” means, on a Licensed Product-by-Licensed Product basis, the period commencing on the date of First Commercial Sale of a Licenses Produce in a country and ending on the latest of (a) the date of the last to expire Valid Claim in a GlobeImmune Licensed Patent covering or claiming such Licenses Product in such country, (b) the date upon which all Regulatory Exclusivity for such Licenses Product expires, and (c) the tenth (10th) anniversary of the date of the First Commercial Sale of such Licenses Product in such country.

1.101 “Stock Purchase Agreement” has the meaning set forth in Section 6.1.

1.102 “Sublicense” means the written agreement pursuant to which a Third Party became a Sublicensee.

1.103 “Sublicensee” means any Third Party granted a sublicense by Celgene of any of the rights licensed to Celgene by GlobeImmune under Section 5.1. For avoidance of doubt, a “Sublicensee” shall include (a) a Third Party to whom Celgene has granted the right to promote or distribute a Licensed Product if such Third Party is principally responsible for marketing and promotion of such Licensed Product within a particular country or territory and/or (b) the Third Party who is party to a further sublicense as set forth in Section 5.2.6.

1.104 [*]

1.105 [*]

1.106 “Supply Agreement” has the meaning set forth in Section 4.8.

1.107 “Tarmogen” means GlobeImmune’s proprietary recombinant yeast technology known as “Tarmogen.”

1.108 “Term” has the meaning set forth in Section 11.1.

1.109 “Territory” means any and all countries in the world.

1.110 “Third Party” means any Person other than Celgene, GlobeImmune and their respective Affiliates.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.111 “Third Party Losses and Claims” has the meaning set forth in Section 10.1.1.

1.112 “Third Party Royalty Payment” has the meaning set forth in Section 6.3.2(b).

1.113 “Trademark” means any word, name, symbol, color, designation, or device or any combination thereof, whether registered or unregistered, including any trademark, trade dress, service mark, service name, brand mark, trade name, brand name, logo, or business symbol.

1.114 “United States” or “U.S.” means the United States of America and all its territories and possessions.

1.115 [*] has the meaning set forth in Section 10.1.3.

1.116 [*].

1.117 “Valid Claim” means a claim within an issued United States patent or United States patent application or any foreign counterpart of any of the foregoing that has not expired, lapsed, or been cancelled or abandoned, and that has not been dedicated to the public, disclaimed, or held unenforceable, invalid, or been cancelled by a court or administrative agency of competent jurisdiction in an order or decision from which no appeal has been or can be taken, including through opposition, re-examination, reissue or disclaimer; [*]

2. GOVERNANCE

2.1 Joint Research and Development Committee.

2.1.1 Within thirty (30) days after the Effective Date, the Parties shall establish a joint research and development committee (the “Joint Research and Development Committee” or “JRC”) to discuss program objectives and review data during the Term, and to monitor and to make certain decisions regarding the Initial Development Program, as set forth in this Section 2.1. The JRC shall have (i) reviewing, monitoring, and approving responsibilities for all Development activities performed by GlobeImmune under the Initial Development Program with respect to each Collaboration Compound and activities performed by GlobeImmune with respect to Future Programs, in each case, prior to the exercise of a Celgene Program Option by Celgene for such Collaboration Compound, and (ii) reviewing and monitoring, but not approving, responsibilities for all Development activities performed by Celgene under the applicable Development Plan with respect to each Celgene Development Compound after the exercise of a Celgene Program Option by Celgene for such Celgene Development Compound. The JRC shall also provide a forum for sharing advice, progress, and results relating to such activities and shall attempt to facilitate the resolution of any disputes between the Parties, as described in Section 2.1.3. The JRC shall be briefed by the Parties regarding the content, execution, and results achieved by the respective Parties under the Initial

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Development Program and Development Plan(s). Each Party, through its representatives on the JRC, shall be permitted to provide advice and commentary with respect to the Initial Development Program and Development Plan(s). Each Party shall take such advice and commentary into good faith consideration. More specifically, the JRC shall:

(a) modify, as applicable, plans for the conduct of the Initial Development Program on a Program-by-Program basis in accordance with Section 3.2.5;

(b) review and provide advice regarding the overall progress of GlobeImmune’s efforts to optimize and Develop Drug Candidates (and any Follow-On Compounds with respect to such Drug Candidate) in accordance with the Initial Development Program;

(c) review and provide advice regarding the overall progress of GlobeImmune’s efforts to discover, identify, optimize, and Develop Future Program Compounds (and any Follow-On Compounds with respect to such Future Program Compound), including review and approval of decisions with respect to the filing and content of INDs for Future Program Compounds;

(d) appoint and oversee subcommittees as it deems appropriate for carrying out activities under this Agreement, including for oversight of any specific aspects of the Development activities (for example, a subcommittee may be formed to discuss and plan each Clinical Trial) or other matters, including patent matters;

(e) review and provide comments relating to each Development Plan, and any modifications thereof, to ensure that the Development Plan is reasonably designed to meet the objectives of Developing each Celgene Development Compound as effectively and in as timely a manner as possible;

(f) review and provide comments relating to each Commercialization Plan, and any modifications thereof, to ensure that the Commercialization Plan is reasonably designed to meet the objectives of Commercialization for each Licensed Product as effectively as possible; and

(g) review the overall progress of the Parties under this Agreement.

2.1.2 Membership; Meetings. The JRC shall be composed of three (3) employees from each of Celgene and GlobeImmune or such number as the Parties may agree, and shall meet, in person, by teleconference, or by video-teleconference, at least one (1) time per Calendar Quarter, or more or less often as the JRC shall determine; provided that, with respect to any Celgene Development Compounds, the JRC shall only meet one time per Calendar Year, or more often as Celgene shall determine. In-person meetings shall alternate between GlobeImmune and Celgene locations within the United States whenever possible unless otherwise agreed by the Parties. The first such meeting shall be within sixty (60) days after the

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Effective Date. Any member of the JRC may designate a substitute to attend with prior written notice to the other Party. The chairperson of the JRC shall be the Chief Executive Officer of [*] (the “Chairperson”). Ad hoc guests who are subject to written confidentiality obligations commensurate in scope to the provisions in Article 9 may be invited to the JRC meetings. Each Party may replace its JRC members with other of its employees, at any time, upon written notice to the other Party.

2.1.3 Decision-Making; Limitations on JRC. Decisions of the JRC shall be made by consensus, with each Party having collectively one (1) vote in all decisions. The JRC shall have only such powers as are specifically delegated to it in this Agreement, and such powers shall be subject to the terms and conditions set forth herein. Without limiting the generality of the foregoing, the JRC shall have no power to amend this Agreement or the Initial Development Plan. With respect to any matter concerning a Collaboration Compound prior to the exercise of the applicable Celgene Program Option, in the event that the JRC is unable to reach a consensus decision on a matter that is within its decision-making authority within thirty (30) days after it has met and attempted to reach such decision, then either Party may, by written notice to the other, have such issue referred to the Chairperson, or such other person designated by [*] from time to time, for resolution, and such resolution shall be binding on the Parties and shall not be submitted for resolution pursuant to Article 12. For clarity the JRC shall have no decision-making authority with respect to (a) any matter concerning a Celgene Development Compound or Licensed Product following the exercise of the applicable Celgene Program Option or (b) any matters concerning manufacturing and/or supply of any Collaboration Compounds or Licensed Products. The manufacture and supply of Celgene Development Compounds and/or Licensed Products shall be governed by the terms and conditions of the Supply Agreement.

2.1.4 Secretary; Minutes. The Chairperson shall designate a secretary of the JRC who will be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting, and preparing and circulating minutes within fifteen (15) days after each meeting of the JRC setting forth, among other things, a description, in reasonable detail, of the discussions at the meeting and a list of any actions, decisions, or determinations approved by the JRC. Such minutes shall be effective only after being approved by both Parties. Definitive minutes of all JRC meetings shall be finalized no later than thirty (30) days after the meeting to which the minutes pertain.

2.1.5 After Exercise of a Celgene Program Option. If Celgene has exercised a Celgene Program Option, Celgene will assume sole control of all Development and Commercialization activities with respect to the Celgene Development Compound(s) (i.e., a Collaboration Compound that is the subject of such Celgene Program Option) within the applicable Program; provided that the JRC shall continue as a forum for discussion between the Parties regarding the progression of such Celgene Development Compound, but, notwithstanding anything herein to the contrary, the JRC will not have any approval rights over the activities of Celgene with respect to the Celgene Development Compound.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.2 Alliance Managers. Promptly after the Effective Date, each Party shall appoint an individual (other than an existing member of the JRC) to act as the alliance manager for such Party (each, an “Alliance Manager”). Each Alliance Manager shall thereafter be permitted to attend meetings of the JRC as a nonvoting observer, subject to the confidentiality provisions of Article 9. The Alliance Managers shall be the primary point of contact for the Parties regarding the activities contemplated by this Agreement and shall facilitate communication regarding all activities hereunder. The Alliance Managers shall lead the communications between the Parties and shall be responsible for following-up on decisions made by the JRC. The name and contact information for such Alliance Manager, as well as any replacement(s) chosen by GlobeImmune or Celgene, in their sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 13.2.

3. DEVELOPMENT; PROGRAMS.

3.1 General.

3.1.1 GlobeImmune shall undertake Development of each Drug Candidate (and any Follow-On Compound with respect to such Drug Candidate) through the completion of and in accordance with the Initial Development Program, at which time Celgene shall have the right to exercise its exclusive option to license such Drug Candidate on a Drug Candidate Program-by-Drug Candidate Program basis in accordance with Section 4.1.

3.1.2 GlobeImmune shall undertake Development of each Future Program Compound (and any Follow-On Compound with respect to such Future Program Compound) through Acceptance of an IND by the applicable Regulatory Authority for such Future Program Compound, at which time Celgene shall have the right to exercise its exclusive option to license such Future Program Compound on a Future Program-by-Future Program basis in accordance with Section 4.1.

3.1.3 Except as otherwise expressly provided in this Agreement, including Sections 6.1 and 6.2, GlobeImmune shall be responsible for, and shall bear the costs and expenses incurred in connection with the conduct of, all Development activities with respect to a Collaboration Compound prior to exercise by Celgene of a Celgene Program Option with respect to such Collaboration Compound. GlobeImmune shall have the right to engage Third Parties as subcontractors to conduct certain Development activities to be undertaken by GlobeImmune under this Agreement, as further provided in Section 3.2.7.

3.1.4 If Celgene exercises a Celgene Program Option for any Collaboration Compound in accordance with Section 4.1, except as otherwise expressly provided herein, Celgene shall be responsible for, and shall bear the costs and expenses incurred in connection with the conduct of, all Development and Commercialization activities by or for Celgene with respect to all Celgene Development Compounds and all Licensed Products obtained from such Celgene Development Compounds, as set forth in this Agreement. Notwithstanding the previous sentence, upon Celgene’s request, GlobeImmune shall conduct Clinical Trials with any Celgene Development Compound pursuant to a clinical protocol agreed

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

to by the Parties; provided that any and all costs and expenses incurred by GlobeImmune in connection with such Clinical Trials will be borne by Celgene. Any Licensed Product containing any Celgene Development Compound Developed and Commercialized shall be marketed and sold by Celgene, its Affiliates and Sublicensees, and Celgene shall pay milestones and royalties to GlobeImmune in accordance with Article 6.

3.2 GlobeImmune Research and Development Activities.

3.2.1 Commencement of GlobeImmune Development Activities. GlobeImmune represents and warrants that GlobeImmune, as of the Effective Date, has initiated (a) research activities for the Programs containing GI-3000 and GI-10000 and (b) research and development activities for the Programs containing GI-4000 and GI-6200. After the Effective Date, GlobeImmune shall provide written notice to Celgene promptly after commencing any additional Development efforts for any Collaboration Compound. After exercise of a Celgene Program Option, upon the request of Celgene and agreement of GlobeImmune, in GlobeImmune’s sole discretion, GlobeImmune may conduct Development activities with respect to the applicable Celgene Development Compound.

3.2.2 Celgene Consultation. Celgene will act in a consultative manner as requested by GlobeImmune and, on occasion, may perform, or assist in the performance, of GlobeImmune’s Development activities under this Agreement, all as and to the extent agreed upon by the Parties in their sole discretion.

3.2.3 Development Reports. GlobeImmune shall provide the JRC with written development reports or presentations quarterly at JRC meetings or as otherwise agreed between the Parties. Each report or presentation shall include the Development activities relating to each Program performed by GlobeImmune since the previous JRC meeting, including a summary of results, information, and data generated, any activities planned with respect to Development going forward (including, for example, updates regarding regulatory matters and Development activities for the next Calendar Quarter), challenges anticipated and updates regarding intellectual property issues relating to each Program. Upon request by the JRC or Celgene, GlobeImmune shall provide the JRC with clinical study protocols, Statistical Analysis Plans (SAPs), investigator brochures, non-clinical protocols and reports, serious adverse events reports, data listings and tables of ongoing studies, final clinical study reports of completed studies, manufacturing information (including CMC) regulatory submissions and correspondence from Regulatory Authorities with respect to Collaboration Compounds in all regions of the Territory, and shall provide other information and such additional access to records with respect to Collaboration Compounds as the JRC or Celgene may reasonably request, including the underlying information used to create such summaries, such as case report forms (CRFs), annotated CRFs, data listings, data sets, programs used for the analyses, and imaging data (such as CT or MRI scans).

3.2.4 Records. GlobeImmune shall, and shall require its contractors and its academic and government collaborators to, maintain complete and accurate records in segregated books of all work conducted in furtherance of the Development of Collaboration

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Compounds, and all results, data and developments made in conducting such activities. Such records shall be complete and accurate and shall fully and properly reflect all such work done and results achieved in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. Notwithstanding the above, GlobeImmune shall use good faith efforts to require its contractors and its academic and government collaborators that are parties to an agreement existing as of the Effective Date and set forth on Schedule A to maintain complete and accurate records in segregated books of all work conducted in furtherance of the Development of Collaboration Compounds, and all results, data and developments made in conducting such activities. GlobeImmune shall use good faith efforts to require the applicable study sites that are parties to an agreement existing as of the Effective Date, and GlobeImmune shall cause the applicable study sites that are parties to an agreement entered into after the Effective Date, to maintain original source documents from Clinical Trials of Collaboration Compounds, until either (i) the expiration of the Celgene Program Option with respect to the Collaboration Compound at issue in the applicable Clinical Trial, if Celgene does not exercise such option, and (ii) until GlobeImmune has received notification from Celgene that such maintenance is no longer required, if Celgene does exercise such option.

3.2.5 Development Responsibilities and Costs. GlobeImmune shall have responsibility for conducting Development activities set forth in the Initial Development Program for each Program prior to exercise by Celgene of the Celgene Program Option for such Program as set forth in the Initial Development Plan. GlobeImmune shall conduct such Development activities in compliance with all material applicable legal and regulatory requirements, including all legal and regulatory requirements pertaining to the design and conduct of Clinical Trials. GlobeImmune shall be responsible for conducting all Development activities related to Future Programs prior to exercise by Celgene of the Celgene Program Option for such Future Program. Within sixty (60) days after the Effective Date and thereafter prior to each JRC meeting, as necessary, GlobeImmune will prepare a proposed update to the then-current Initial Development Plan to specify the activities to be performed based on the stage of Development of the Drug Candidates at the time of such update. GlobeImmune shall deliver each proposed update to Celgene in the form of an amended Initial Development Plan, and the Parties will negotiate in good faith to adopt such amended Initial Development Plan (with such modifications agreed to by the Parties).

3.2.6 Regulatory Responsibilities and Costs. As between the Parties, prior to Celgene’s exercise of a Celgene Program Option with respect to any Program, GlobeImmune shall prepare, file, maintain, and own all Regulatory Filings and related submissions with respect to each such Program and shall bear the cost of such preparation, filing, maintenance, and ownership, until the transfer, if any, to Celgene of such Regulatory Filings for any compound within such Program upon exercise by Celgene of the Celgene Program Option for such Program as provided in Section 4.2.4. Upon request, GlobeImmune will provide the JRC and Celgene with copies of all Regulatory Filings and related correspondence submitted to Regulatory Authorities or received from Regulatory Authorities with respect to such Program.

3.2.7 Subcontracting. GlobeImmune may perform any activities in support of its Development of Programs through subcontracting to Third Parties, including Third

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Party contractors, contract service organizations, and academic or government collaborators; provided that: (a) none of the rights of Celgene hereunder are adversely affected as a result of such subcontracting; (b) any such Third Party subcontractor to whom GlobeImmune discloses Confidential Information shall enter into an appropriate written agreement obligating such Third Party to be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than the obligations set forth in Article 9; provided that any obligation of GlobeImmune to impose the foregoing obligations on a Third Party that is party to an agreement existing as of the Effective Date and set forth on Schedule A shall be only as provided in such agreements; (c) GlobeImmune will obligate such Third Party to agree in writing to assign or exclusively license (with the right to grant sublicenses and for sublicensees to further sublicense) to GlobeImmune any inventions (and patent rights covering such inventions) made by such Third Party in performing such services for GlobeImmune that are related to Collaboration Compounds, including any inventions that are necessary or useful for the Development, Commercialization or manufacture of Collaboration Compounds, and GlobeImmune will structure such assignment or exclusive license so as to enable GlobeImmune to sublicense such Third Party inventions (and patent rights) to Celgene pursuant to this Agreement; provided that any obligation of GlobeImmune to impose the foregoing obligations on a Third Party that is party to an agreement existing as of the Effective Date and set forth on Schedule A shall be only to the extent permitted under such agreement; (d) GlobeImmune shall notify Celgene at least ten (10) Business Days in advance of execution of any such subcontracting agreement after the Effective Date and shall provide Celgene with a copy of the subcontracting agreement, the financial terms of which may be redacted; (e) Schedule A hereto will be updated to reflect any such new subcontracting agreements made in accordance with this Section 3.2.7; (f) GlobeImmune will use Commercially Reasonable Efforts to cause any such Third Party subcontractor to grant Celgene access to all confidential protocols and data generated by such subcontractor’s work with Collaboration Compounds and the right to audit the record of such subcontractor; and (g) GlobeImmune shall at all times be responsible for the performance of such subcontractor. The Parties agree to cooperate in identifying and implementing opportunities to reduce the costs incurred by GlobeImmune in the conduct of Development of Collaboration Compounds.

3.2.8 Reporting; Confidential Information. Without limiting the obligations of the Parties under Article 9, all proprietary and confidential information received or obtained by Celgene from GlobeImmune (directly or through the JRC) under this Article 3, including GlobeImmune Licensed Know-How, shall be treated as GlobeImmune Confidential Information under Article 9; provided that following Celgene’s exercise of a Celgene Program Option with respect to a Program, all such proprietary and confidential information with respect to such Program will be treated as Confidential Information of both GlobeImmune and Celgene.

3.3 Notice of Completion of the Initial Development Program [*].

3.3.1 GlobeImmune’s Development efforts with respect to a Drug Candidate (and any Follow-On Compound with respect to such Drug Candidate) will continue after the Effective Date with the testing of Drug Candidates to generate the data required to evaluate such Drug Candidate against the applicable endpoints set forth in the Initial

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Development Plan. Once GlobeImmune determines that a Drug Candidate has Completed the Clinical Trials set forth in the Initial Development Plan for such Drug Candidate, GlobeImmune shall provide [*] (the “Initial Development Program Report”). Furthermore, independently from delivery of the Initial Development Program Report, [*]

3.3.2 Notwithstanding Section 3.3.1, with respect to the GI-4000 Program:

(a) Following [*], upon Celgene’s request, GlobeImmune, [*], will [*] with respect to GI-4000, which [*] will be designed by GlobeImmune, in consultation with and subject to the approval of Celgene. GlobeImmune will prepare a budget for the [*]. The JRC shall review the budget, and if, by unanimous vote (without GlobeImmune having the final decision-making authority), the JRC determines that the costs and expenses incurred in connection with the conduct of [*] will be greater than [*], then the JRC by unanimous vote (without GlobeImmune having the final decision-making authority) will determine the amount of an [*], and Celgene [*]. If the JRC cannot unanimously decide the foregoing, GlobeImmune will not be required to [*], GlobeImmune will not be entitled to [*], and Celgene shall be entitled to [*].

(b) Following [*], if Celgene does not request GlobeImmune to [*] in accordance with Section 3.3.2(a), GlobeImmune, at its own expense and in its sole discretion, may nevertheless proceed with [*].

(c) Celgene, at any time prior to the date delivery of the Initial Development Program Report for GI-4000 is due (as described in Section 3.3.2(d)), may require, by written notice to GlobeImmune, that GlobeImmune, [*], which [*] will be designed by GlobeImmune, in consultation with and subject to the approval of Celgene, and will be similar [*] to [*]. GlobeImmune will prepare a budget for [*]. The JRC shall review the budget, and if, by unanimous vote (without GlobeImmune having the final decision-making authority), the JRC determines that the costs and expenses incurred in connection with [*] will be greater than [*], then the JRC by unanimous vote (without GlobeImmune having the final decision-making authority) will [*], and Celgene shall make such increased payment to GlobeImmune. If the JRC cannot unanimously decide the foregoing, GlobeImmune will not be required to [*], GlobeImmune will not be entitled to [*], and Celgene shall be entitled to [*].

(d) GlobeImmune shall provide the Initial Development Program Report as follows:

(i) Subject to Section 3.3.2(d)(iii), if Celgene requests GlobeImmune to [*] as described in Section 3.3.2(a), then[*], GlobeImmune shall provide to Celgene the Initial Development Program Report regarding GI-4000 after the latest of (A) [*]; (B) [*]; and (C) [*] described in Section 3.3.2(c), if requested by Celgene prior to the events described in clauses (A) and (B).

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(ii) Subject to Section 3.3.2(d)(iii), if Celgene does not request GlobeImmune to [*] as described in Section 3.3.2(a), then[*], GlobeImmune shall provide to Celgene the Initial Development Program Report regarding GI-4000 after the later of (A) [*]; and (B) [*] described in Section 3.3.2(c), if requested by Celgene prior to the event described in clause (A).

(iii) If the Initial Development Program Report is provided in accordance with Sections 3.3.2(d)(i) or 3.3.2(d)(ii), as applicable, [*], the Initial Development Program Report will be based on the information that is available at that time.

(e) With respect to the GI-4000 Program, Celgene shall be entitled to request [*] described in this Section 3.3.2 but shall not be entitled to request a [*].

3.4 Acceptance of a Drug Candidate Not Satisfying Endpoints. Celgene, at its discretion, shall have a right to accept any Drug Candidate (and any Follow-On Compound with respect to such Drug Candidate) that does not meet applicable endpoints as a Celgene Development Compound, and upon exercise of the Celgene Program Option for such Drug Candidate (and any Follow-On Compounds with respect thereto) pursuant to Section 4.1, such Drug Candidate (and any Follow-On Compound with respect thereto) shall be a Celgene Development Compound(s) for all purposes under this Agreement.

3.5 Notice of Acceptance of IND for Compounds Within Future Programs.

3.5.1 GlobeImmune, prior to the preparation of an IND for any compound [*]. Celgene may [*]. If Celgene, in Celgene’s opinion, after review of the information and data provided by GlobeImmune, and other relevant information and data available to Celgene, determines that:

(a) such compound is an appropriate candidate for Development leading to the preparation of an IND for such compound as a Future Program Compound, then GlobeImmune, in GlobeImmune’s discretion, may initiate Development for such compound as a Future Program Compound under the terms of this Agreement; or

(b) such compound is not an appropriate candidate for Development leading to the preparation of an IND for such compound as a Future Program Compound, and such compound (and follow-on compounds with respect to such compound) shall be deemed not to be a Future Program Compound(s), then GlobeImmune will have all rights, itself or with a Third Party or through a Third Party sublicensee, to develop and commercialize such compound (and follow-on compounds with respect to such compound), in GlobeImmune’s discretion, without obligation to Celgene, but subject to the provisions of Section 5.6.

In the event of a disagreement between Celgene and GlobeImmune regarding whether Celgene’s determination was reasonable, based on information and data provided by GlobeImmune and, in

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

addition, other relevant information and data available to Celgene, Celgene will consult with GlobeImmune with respect to its reasoning. If GlobeImmune, after such consultation, continues to disagree with Celgene’s determination, GlobeImmune may request that Celgene consider the views of an independent expert, mutually acceptable to GlobeImmune and Celgene, regarding [*]; provided that, if Celgene elects not to consider such expert’s view or if Celgene disagrees with such expert’s view, Celgene’s determination will apply.

3.5.2 GlobeImmune shall notify Celgene promptly after the Acceptance of an IND for each Future Program Compound (and any Follow-On Compound with respect to such Future Program Compound) Developed by GlobeImmune. Simultaneously with such notice, GlobeImmune shall provide to Celgene (a) a complete copy of the IND filed with the Regulatory Authority including, to the extent applicable, the following information: all summary data, information or research obtained in connection with any Development performed by GlobeImmune with respect to the Future Program Compound, the underlying information used to create such summaries, all preclinical data generated, manufacturing data (including CMC) and all related material correspondence or information received from or sent to any Regulatory Authority, and (b) a summary of all Licensed Intellectual Property that covers the Development, Commercialization or manufacture of the Future Program Compound (the “Initial Future Compound Report”). Furthermore, independently from delivery of the Initial Future Compound Report, GlobeImmune will provide Celgene with such additional information and access to records, in each case, in GlobeImmune’s possession or available to GlobeImmune from a Third Party, with respect to such Future Program Compound as Celgene may reasonably request. All such information shall be used by Celgene to make its decision on whether to elect to exercise its Celgene Program Option with respect to the applicable Program.

3.6 GlobeImmune Requirements. GlobeImmune will use Commercially Reasonable Efforts in Developing the Drug Candidates (and any Follow-On Compound with respect to such Drug Candidate) in accordance with the Initial Development Program and in Developing Future Program Compounds (and any Follow-On Compound with respect to such Future Program Compound).

4. CELGENE PROGRAM OPTION; CELGENE DEVELOPMENT AND COMMERCIALIZATION.

4.1 Celgene Program Option. Subject to the terms and conditions of this Agreement, including the payment of amounts to GlobeImmune as and when such amounts become due under this Agreement, GlobeImmune hereby grants to Celgene the exclusive right, exercisable at Celgene’s sole discretion, in accordance with Sections 4.1.1 through 4.1.6, to elect, with respect to any Program, on a Program-by-Program basis, to obtain an exclusive worldwide license under Section 5.1 to Develop, Commercialize, and manufacture (in accordance with Section 4.8) the applicable Celgene Development Compound (and any Follow-On Compound with respect to such Celgene Development Compound(s)) within such Program as Licensed Product(s) under the terms and conditions set forth in this Agreement (each such right to elect, a “Celgene Program Option”).

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

4.1.1 Drug Candidate Programs. Celgene will have the right to exercise the Celgene Program Option with respect to any Drug Candidate Program (including any Follow-On Compound in such Drug Candidate Program) upon Completion of the Clinical Trials set forth in the Initial Development Plan for such Drug Candidate Program (or, with respect to the GI-4000 Program, at such time as is provided in Section 3.3.2). The Celgene Program Option for each such Drug Candidate Program shall expire either (a) [*] after delivery of the Initial Development Program Report or (b) if applicable, [*] based on any [*] conducted in accordance with the procedures set forth in Section 3.3; provided that, if Celgene has requested additional information as set forth in Section 3.3 and GlobeImmune has not promptly responded to such requests, then the period for exercising the Celgene Program Option shall be automatically extended for any such period of delay by GlobeImmune. Notwithstanding anything to the contrary, the Celgene Program Option for the GI-4000 Program shall expire [*] following the date on which GlobeImmune delivers to Celgene the Initial Development Program Report for the GI-4000 Program in accordance with Section 3.3.2.

4.1.2 Future Programs. Celgene will have the right to exercise the Celgene Program Option with respect to any Future Program (including any Follow-On Compound with respect to such Future Program) upon the Acceptance of an IND by the applicable Regulatory Authority for the Future Program Compound in such Future Program. The Celgene Program Option for each such Future Program shall expire [*] after the receipt of notice pursuant to Section 3.5.2 following the Acceptance of such IND and the provision of the Initial Future Compound Report; provided that, if Celgene has requested additional information as set forth in Section 3.5.2 and GlobeImmune has not promptly responded to such requests, then the period for exercising the Celgene Program Option shall be automatically extended for any such period of delay by GlobeImmune (such option period, together with the period described in Section 4.1.1, with respect to each applicable Program, the “Celgene Program Option Period”).

4.1.3 Celgene Program Option Exercise. A Celgene Program Option with respect to any particular Collaboration Compound within a Program shall only be exercisable during the applicable Celgene Program Option Period for such Program and, upon expiration of such Celgene Program Option Period, will terminate. Celgene shall exercise its Celgene Program Option, if at all, by written notice to GlobeImmune, which notice shall make reference to this Agreement and the relevant Program. Upon exercise of a Celgene Program Option, all Collaboration Compounds (and any Follow-On Compounds with respect to such Collaboration Compound) within the Program for which Celgene exercises a Celgene Program Option shall be designated as Celgene Development Compound(s), unless and until this Agreement is terminated, whether in its entirety or with respect to such Celgene Development Compound(s) and such Program (alone or with other Programs). If Celgene does not elect to exercise the Celgene Program Option within the Celgene Program Option Period as set forth in Section 4.1.1 or 4.1.2, the Celgene Program Option shall terminate with respect to such Program (including all Collaboration Compounds within such Program), and all rights to such Collaboration Compounds shall remain with GlobeImmune unencumbered by Celgene’s option, but subject to the provisions of Section 5.6.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

4.1.4 Celgene Rights on Exercise of a Celgene Program Option. Following exercise of a Celgene Program Option for a Program, Celgene shall have responsibility for Development of Celgene Development Compound (and any Follow-On Compound with respect to such Celgene Development Compound) within such Program, subject to its obligations hereunder. Prior to the exercise of a Celgene Program Option for a Future Program, the Parties shall mutually agree in good faith upon the endpoints for any Clinical Trials of Celgene Development Compound(s) within such Program; provided that, if the Parties cannot agree, Celgene may determine such endpoints. In its sole discretion, Celgene may terminate Development of any Program (and all applicable Celgene Development Compound(s) therein) as provided in Section 11.3.2, subject to the provisions of Section 11.5.3. Upon Celgene’s exercise of a Celgene Program Option, GlobeImmune will provide Celgene with all information, materials, and data for the Celgene Development Compound(s) subject to such Celgene Program Option, and GlobeImmune will cooperate with Celgene to provide a smooth transfer of such information, materials, and data as soon as reasonably practical after exercise of such Celgene Program Option.

4.1.5 Early Exercise of Options; Financial Covenants. Notwithstanding the foregoing, in advance of the Completion of the Clinical Trials for a Drug Candidate or the Acceptance of an IND for a Future Program Compound, Celgene shall have the following rights to exercise its Celgene Program Options:

(a) Celgene may exercise any or all of its Celgene Program Options at any time upon written notice to GlobeImmune; provided that, with respect to a Program for a Drug Candidate, notwithstanding Celgene’s exercise of such Celgene Program Option, in Celgene’s sole discretion, GlobeImmune shall Complete all Clinical Trials set forth in the Initial Development Plan for any Drug Candidate for which the Celgene Program Option has been exercised, at Celgene’s sole expense, as though the Celgene Program Option had not been exercised, or Celgene may assume all such Development responsibilities; provided further that, with respect to any Program for which Celgene exercises its Celgene Program Option under this Section 4.1.5(a), Celgene shall still remain obligated to make the milestone payments due pursuant Section 6.2 in accordance with the terms and conditions of such section.

(b) Prior to the earlier of (x) the date on which the Celgene Program Option Period has expired for all of the Drug Candidate Programs and (y) the date of a Qualified Public Offering, Celgene may exercise any or all of its Celgene Program Options upon written notice to GlobeImmune upon [*].

(c) Prior to the earlier of (x) the date on which the Celgene Program Option Period has expired for all of the Drug Candidate Programs and (y) the date of a Qualified Public Offering, GlobeImmune will furnish to Celgene, within thirty (30) days after the last day of each month, financial statements, including a balance sheet as of the last date of such month, a statement of income (or monthly operating expenses) for such month, together with a cumulative statement of income from the first day of the current year to the last day of such month, which statements shall be prepared from the books and records of GlobeImmune, a cash flow analysis, together with cumulative cash flow analyses from the first day of the current

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

year to the last day of such month, and a comparison between the actual operating expenses for such month and the projected figures for such month and the comparable figures for the prior year. GlobeImmune will notify Celgene prior to GlobeImmune entering into discussions with potential lenders or equity investors in order to avoid having any event described in Section 4.1.5(d) occur.

(d) Prior to the earlier of (x) the date on which the Celgene Program Option Period has expired for all of the Drug Candidate Programs and (y) the date of a Qualified Public Offering, GlobeImmune covenants to provide Celgene with written notice at such time as (i) GlobeImmune [*] as defined in applicable Law, including interpretations in applicable case Law; (ii) GlobeImmune’s [*]; (iii) GlobeImmune is [*]; (iv) there is an [*] with respect to [*] or any agreement [*]; (v) GlobeImmune [*]; (vi) GlobeImmune [*]; (vii) GlobeImmune [*], which notice must be provided at least thirty (30) days prior to the [*]; or (viii) any corporate or other action is taken by GlobeImmune for the purpose of effecting any of the foregoing. In addition, within 15 days of a written request of Celgene (such request not to be made more than four times during any Calendar Year), GlobeImmune covenants to provide Celgene with [*]. Celgene will treat all notices [*] as Confidential Information of GlobeImmune, subject to the terms of Article 9.

(e) Prior to the date on which the Celgene Program Option Period has expired for all of the Drug Candidate Programs, GlobeImmune covenants to provide Celgene with written notice at such time as GlobeImmune fails to have [*].

4.1.6 Delay for HSR Act Filings. If the exercise of any Celgene Program Option requires clearance under the Hart-Scott Rodino Act of 1076, as amended (the “HSR Act”), as determined by the Parties, the Parties shall cooperate with one another in the preparation, execution and filing of all documents that are required (as reasonably determined by Celgene) to be filed pursuant to the HSR Act and will promptly file the same after Celgene’s notice to GlobeImmune of Celgene’s intention to exercise of the Celgene Program Option, such notice to be deemed a notice of a desire to exercise, pending HSR Act clearance. For purposes of clarification, in the event that clearance under the HSR Act is required with respect to any Celgene Program Option, as described above, exercise of such Celgene Program Option shall not be effective until after the expiration or termination of all applicable waiting periods under the HSR Act; provided that, as long as Celgene has provided notice of its intention to exercise such Celgene Program Option prior to the expiration of the Celgene Program Option Period, then the Celgene Program Option Period will be deemed to extend until the expiration or termination of such waiting periods. Filing fees under the HSR Act shall be paid by one-half by each Party.

4.1.7 Celgene’s Failure to Exercise Celgene Program Option. If Celgene does not exercise the Celgene Program Option with respect to a Program during the applicable Celgene Program Option Period, then the Celgene Program Option shall expire with respect to such Program. Any and all Collaboration Compounds within any such Program shall be deemed GlobeImmune Development Compound(s), all rights granted to Celgene hereunder with respect to such Program and GlobeImmune Development Compound(s) within such Program will terminate, and GlobeImmune will thereafter have all such rights previously granted

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

to Celgene, for GlobeImmune itself or with a Third Party or through a Third Party sublicensee, to Develop and Commercialize such GlobeImmune Development Compound(s) at GlobeImmune’s sole expense. Celgene’s rights and licenses granted hereunder to practice the Licensed Intellectual Property or to use the GlobeImmune Confidential Information relating to such GlobeImmune Development Compound(s) in connection with such GlobeImmune Development Compound(s) shall terminate; provided that the foregoing shall not prohibit use of Licensed Intellectual Property or GlobeImmune Confidential Information with respect to Celgene Development Compounds outside of such Program in accordance with the terms hereof.

4.2 Celgene Development and Regulatory Responsibilities.

4.2.1 Development Responsibilities and Costs. Celgene, at its sole cost and expense, shall have responsibility for conducting all Development activities with respect to any Program (and all applicable Celgene Development Compounds therein) following exercise of a Celgene Program Option with respect to such Program. Celgene shall conduct such activities in compliance with all applicable legal and regulatory requirements, including all legal and regulatory requirements pertaining to the design and conduct of Clinical Trials after exercise of the Celgene Program Option.

4.2.2 Development Plan. Within [*] following the exercise of a Celgene Program Option, Celgene will prepare and provide to the JRC a draft Development Plan for the applicable Celgene Development Compounds. Celgene will consider in good faith any comments provided by GlobeImmune with respect to such draft Development Plan; provided that neither GlobeImmune’s nor the JRC’s approval of the draft Development Plan is required. Celgene will provide the JRC with any updates and revisions to each Development Plan and related budgets for the JRC’s review but not approval.

4.2.3 Development Reports. At each JRC meeting or as otherwise agreed between the Parties, during the Term, Celgene will provide the JRC with presentations regarding the Development activities performed by Celgene, including a summary of results, information, and data generated, and any activities planned with respect to the Development Plans going forward, including, for example, updates regarding regulatory matters, and the status of any Regulatory Approvals, in each case relating to each Celgene Development Compound. Celgene shall provide the JRC with a summary of material clinical protocols and Regulatory Filings with respect to each Celgene Development Compound.

4.2.4 Regulatory Responsibilities and Costs. Promptly after Celgene’s exercise of a Celgene Program Option, and to the extent permitted under any applicable agreement set forth on Schedule A or Schedule B as of the Effective Date, GlobeImmune shall (a) assign to Celgene any Regulatory Filings for the relevant Celgene Development Compound(s) and, (b) upon Celgene’s request, assign to Celgene any clinical trial or other subcontractor agreements relating solely to such Celgene Development Compound(s) or the portion thereof that relates solely to such Celgene Development Compound(s). Following exercise of a Celgene Program Option, Celgene shall prepare, file, maintain, and own all Regulatory Filings and related submissions relating to the relevant Celgene Development

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Compound(s). Upon the request of GlobeImmune, Celgene shall provide GlobeImmune with copies of material Regulatory Filings and related material correspondence submitted to Regulatory Authorities or received from Regulatory Authorities with respect to any such Celgene Development Compound. Celgene shall have responsibility for, and shall prepare, all Regulatory Filings and related submissions with respect to such Celgene Development Compound(s). At Celgene’s election, following exercise of the Celgene Program Option with respect to a Celgene Development Compound, Celgene may elect to be responsible for all safety reporting obligations globally with respect to such Celgene Development Compound and to take over and maintain the global safety database for such Celgene Development Compound.

4.2.5 GI-4000. Notwithstanding anything herein to the contrary, if the Celgene Program Option for GI-4000 becomes exercisable [*], then notwithstanding Celgene’s exercise of such option, in Celgene’s sole discretion, GlobeImmune will [*], as though the option had not been exercised, or Celgene may assume all such Development responsibilities. Furthermore, if GlobeImmune has proceeded with respect to [*] pursuant to Section 3.3.2(b) and if Celgene exercises its Celgene Program Option with respect to GI-4000, then (a) if Celgene so exercises its option prior to [*], Celgene, at its election, may require that GlobeImmune [*], or Celgene may assume [*]; and (b) in either event, Celgene shall reimburse GlobeImmune an amount equal to [*] of GlobeImmune’s [*], which costs shall include [*].

4.3 Celgene Commercialization Responsibilities.

4.3.1 Commercialization Responsibilities and Costs. Celgene, at its sole cost and expense, shall have responsibility for conducting all Commercialization activities with respect to any Licensed Product following exercise of a Celgene Program Option for the applicable Program. Celgene shall conduct such activities in compliance with all applicable legal and regulatory requirements, including all legal and regulatory requirements pertaining to the Commercialization of such Licensed Product.

4.3.2 Commercialization Plan. As soon as the information is available, but not later than [*] prior to the anticipated date of Commercialization for a Licensed Product, Celgene will prepare and provide to the JRC (for review but not approval) a summary of a plan that is a continuation of the Development Plan for such Licensed Product that summarizes the Commercialization activities for such Licensed Product (each, a “Commercialization Plan”). The Commercialization Plan shall include summary information related to marketing plans, publication planning, and launch plans and such other details agreed to by the Parties. Celgene will provide the JRC with annual updates and revisions to each Commercialization Plan and related budgets for the JRC’s review but not approval.

4.3.3 Commercialization Reports. At the first meeting of the JRC following provision by Celgene to GlobeImmune of the draft Commercialization Plan pursuant to Section 4.3.2, and at each annual meeting thereafter with respect to a Licensed Product, Celgene will provide the JRC with a summary of its plans for Commercialization of each Licensed Product, and will provide the JRC with any updates and revisions to the Commercialization Plan for each Licensed Product in accordance with Section 4.3.2.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

4.4 Celgene Requirements. Upon Celgene’s exercise of any Celgene Program Option, Celgene will use Commercially Reasonable Efforts in Developing and Commercializing [*] from the applicable Program. If Celgene is found to have failed to use Commercially Reasonable Efforts to Develop and Commercialize [*] in such Program in accordance with this Section 4.4, then (a) such failure shall constitute a material breach of this Agreement with respect to such Program for purposes of Section 11.2.1, (b) GlobeImmune will have the right to terminate this Agreement with respect to such Program pursuant to such Section 11.2.1 (but not this Agreement in its entirety), (c) at GlobeImmune’s option, GlobeImmune may progress the Development and Commercialization of such Program on its own outside of this Agreement or with a Third Party, and (d) all Celgene Development Compounds and Licensed Products within such Program be deemed GlobeImmune Development Compounds.

4.5 Records. Celgene shall, and shall require its contractors and Sublicensees to, maintain complete and accurate records in segregated books of all work conducted in furtherance of the Development and Commercialization of Celgene Development Compounds and Licensed Products and all results, data and developments made in conducting such activities. Such records shall be complete and accurate and shall fully and properly reflect all work done and results achieved in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes.

4.6 Subcontracting. Subject to and without limiting Section 5.2, Celgene may perform any activities in support of its Development and Commercialization of Celgene Development Compounds through subcontracting to Third Parties, including Third Party contractors, contract service organizations, and academic or government collaborators; provided that: (a) none of the rights of GlobeImmune hereunder are materially adversely affected as a result of such subcontracting; (b) any such Third Party subcontractor to whom Celgene discloses Confidential Information shall enter into an appropriate written agreement obligating such Third Party to be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than the obligations in Article 9; and (c) Celgene shall at all times be responsible for the performance of such subcontractor.

4.7 Marking. Each Licensed Product Commercialized by Celgene under this Agreement shall be marked (to the extent not prohibited by Laws) with applicable patent numbers and other intellectual property notices relating to the GlobeImmune Licensed Patents in such a manner as may be required by Laws. At GlobeImmune’s request, Celgene, in good faith, shall consider whether to include a notice on packaging and other related documentation associated with the Commercialization of any Licensed Product that such Licensed Product is sold under a license from GlobeImmune and, as applicable, licensors of GlobeImmune.

4.8 Manufacture and Supply. GlobeImmune shall be responsible for making or having made all of its requirements of any Collaboration Compound, including for example requirements for Clinical Trials, prior to exercise by Celgene of its Celgene Program Option with respect to such Collaboration Compound. Beginning on the date of exercise of a Celgene Program Option, and thereafter during the Term subject to the following sentence, Celgene shall obtain exclusively from GlobeImmune or a GlobeImmune authorized Third Party

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

second source of supply, and GlobeImmune shall supply, either directly or through one or more GlobeImmune authorized Third Party second source of supply, to Celgene, Celgene’s requirements for the applicable Celgene Development Compound for Development and Commercialization purposes pursuant to the terms and conditions of a supply agreement to be negotiated in good faith and mutually agreed upon within one hundred eighty (180) days after the Effective Date (the “Supply Agreement”). The Supply Agreement shall contain terms and conditions consistent with the terms set forth on Exhibit 4.8 and shall provide that Celgene shall have an option to manufacture each Licensed Product, subject to the payment of the fee, if applicable, set forth on Exhibit 4.8. Accordingly, GlobeImmune reserves the exclusive right to manufacture and supply any and all Collaboration Compounds, including any and all Celgene Development Compounds, except in accordance with the Supply Agreement and the terms of Exhibit 4.8.

4.9 Exercise Through Affiliates and Sublicensees. Celgene may exercise its rights and perform its obligations hereunder itself or through its Affiliates and Sublicensees.

5. LICENSES; TECHNOLOGY TRANSFER; EXCLUSIVITY.

5.1 License to Celgene for Celgene Development Compounds and Licensed Products.

5.1.1 Licensed Intellectual Property. Subject to the terms and conditions of this Agreement (including the reservation of rights in Sections 4.8 and 5.4, and the payment by Celgene of all amounts as and when such amounts become due and payable under this Agreement), GlobeImmune hereby grants to Celgene and its Affiliates the exclusive (even as to GlobeImmune and its Affiliates), worldwide, nontransferable (except as provided in Section 13.4) license, with the right to grant sublicenses solely in accordance with Section 5.2, under the Licensed Intellectual Property, to use, sell, offer to sell, import, make and have made (in accordance with Section 4.8), and otherwise Develop, Commercialize or manufacture (in accordance with Section 4.8) any Celgene Development Compound and any Licensed Product containing any such Celgene Development Compound, during the Term, in the Territory in the Field, such license to be effective upon Celgene’s exercise of a Celgene Program Option for the Collaboration Compound corresponding to such Celgene Development Compound in accordance with the terms of this Agreement; provided that GlobeImmune reserves the right to make and have made Celgene Development Compound(s) and Licensed Product(s) solely to perform its obligations under Section 4.8.

5.1.2 Trademarks for Licensed Products. To the extent that GlobeImmune owns any Trademark(s) that pertain specifically to a Licensed Product in a Program for which Celgene has exercised its Celgene Program Option, GlobeImmune hereby grants to Celgene and its Affiliates an exclusive right and license, with the right to grant sublicenses solely in accordance with Section 5.2, to Trademark(s) Controlled by GlobeImmune solely for use with respect to such Licensed Product, at no additional cost to Celgene. All representations of such Trademarks that Celgene or its Affiliates or Sublicensees intends to use, if not previously approved by GlobeImmune, will first be submitted to GlobeImmune for

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

approval, such approval not to be unreasonably withheld. GlobeImmune will have ten (10) Business Days to review the representation of the GlobeImmune Trademarks. If GlobeImmune does not provide written notice of its approval or disapproval (together with its reasons for such disapproval) within such ten (10) Business Day period, GlobeImmune will be deemed to have approved such representation. The foregoing license also includes the right and license to use GlobeImmune’s name and logo as permitted under Section 5.3.

5.2 Sublicenses. Celgene and its Affiliates shall have the right to grant sublicenses under the rights licensed to Celgene and its Affiliates under Section 5.1 solely in accordance with this Section 5.2, as follows:

5.2.1 such Sublicense shall refer to this Agreement and shall be subordinate to and consistent with the terms and conditions of this Agreement and the Parent Licenses, and shall not limit the ability of Celgene (individually or through the activities of its Sublicensee) to fully perform all of its obligations under this Agreement or GlobeImmune’s rights under this Agreement;

5.2.2 in such Sublicense, the Sublicensee shall agree to be subject to, and bound by, the terms and conditions of the Third Party license agreement(s) set forth in Schedule B to the same extent as Celgene has agreed in Section 5.4, but only to the extent such Third Party license agreement applies to the rights sublicensed to Celgene and its Affiliates by GlobeImmune under such Third Party license agreement;

5.2.3 promptly after execution of the Sublicense, Celgene shall provide to GlobeImmune a summary of such Sublicense or, if required by the Parent Licenses, a copy of such Sublicense. Such Sublicense shall be treated as Celgene Confidential Information hereunder;

5.2.4 Celgene shall remain responsible for the performance of this Agreement and the performance of its Sublicensees hereunder, including the payment of all payments due, and making reports and keeping books and records, and shall cause such Sublicensee to enable Celgene to comply with the terms and conditions of this Agreement;

5.2.5 except as otherwise provided in the Sublicense, if this Agreement terminates for any reason, any Sublicensee shall, from the effective date of such termination, automatically become a direct licensee of GlobeImmune with respect to the rights licensed to Celgene hereunder and sublicensed to the Sublicensee by Celgene; provided, however, that such Sublicensee is not in breach of its Sublicense and continues to perform thereunder;

5.2.6 Such Sublicensees shall have the right to grant further Sublicenses of same or lesser scope as its sublicense from Celgene and its Affiliates under the grants contained in Section 5.1 (the other party to such further sublicense also being a “Sublicensee”); provided that such further sublicenses shall be in accordance with and subject to all of the terms and conditions of this Section 5.2 and Section 5.4 (i.e., such initial Sublicensee shall be subject to this Section 5.2 in the same manner and to the same extent as Celgene); and

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

5.2.7 Celgene, and any Sublicensee, as applicable, shall bear any and all sublicense fees payable in connection with the grant, by Celgene and such Sublicensee, respectively, of sublicense rights pursuant to Section 5.6 of the CU Agreement and Paragraph 3.5 of the WRF Agreement.

5.3 Use of Names; Logo. To the extent permitted under Laws, Celgene may include on the packaging and labeling for Licensed Products both Celgene and GlobeImmune names and logos. Except as set forth in Section 5.1.2, no right or license, express or implied, is granted to Celgene to use any Trademark owned or otherwise Controlled by GlobeImmune or any of its Affiliates. Celgene, at its sole cost and expense, shall be responsible for the selection, registration, and maintenance of all Trademarks which it employs in connection with its activities conducted pursuant to this Agreement.

5.4 No Implied Licenses; Retained Rights; Government Rights; Parent Licenses.

5.4.1 No Implied Licenses; Retained Rights. No license or other right is or shall be created or granted hereunder by implication, estoppel, or otherwise. All licenses and rights are or shall be granted only as expressly provided in this Agreement. All rights not expressly granted by GlobeImmune under this Agreement are reserved by GlobeImmune and may be used by GlobeImmune for any purpose.

5.4.2 Reservation of Government Rights; Reservation of Academic Rights. This Agreement is expressly subject to the following reservation of rights:

(a) This Agreement is subject to the reservation on behalf of the U.S. government under Sections 5.1(a), 5.4(a), 13.8, and 13.9 of the NIH License Agreement and Section 2.3 of the CU Agreement, and the obligation to grant, upon request, certain research licenses or sublicenses to the extent required for public health and safety under Sections 5.3, 5.4(a), and 13.7 of the NIH License Agreement.

(b) This Agreement is subject to all of the terms and conditions of Title 35 of the United States Code Sections 200 through 204, as required under Section 5.2 of the NIH License Agreement and 16.12 of the CU Agreement. Celgene agrees to take all action necessary on its part to enable GlobeImmune to satisfy its obligations under such Laws to the extent applicable to the GlobeImmune Licensed Patents, including complying with the applicable sections with respect to the engagement of U.S. manufacturers (unless an appropriate waiver is obtained from the United States Government). Upon reasonable request by either Party, the other Party shall cooperate fully in requesting and obtaining any waiver with respect to any requirements of 35 U.S.C. § 204 applicable to the GlobeImmune Licensed Patents that is necessary, and in securing the support of the relevant licensor of the GlobeImmune Licensed Patents for such request.

(c) This Agreement is subject to the reservation by The Regents Of The University Of Colorado, the University of Colorado, and the Founders (as defined in the CU Agreement) pursuant to Section 2.2 of the CU Agreement of limited, non exclusive rights to use the Licensed Intellectual Property licensed to GlobeImmune thereunder for academic and research purposes.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

5.4.3 Parent Licenses.

(a) Acknowledgement. Except as provided in Section 5.4.3(b), GlobeImmune acknowledges that it is responsible for the fulfillment of its obligations under the Parent Licenses and agrees to fulfill the same, including any provisions necessary to maintain in effect any rights sublicensed to Celgene hereunder and the exclusive nature of such rights, subject to Celgene’s compliance with its obligations hereunder. In the event of any conflict between the terms of this Agreement and the Parent Licenses, the Parties will discuss in good faith how to address the conflict; provided that, if the Parties are unable to agree on how to address the conflict, the terms of this Agreement shall govern. Notwithstanding the foregoing and notwithstanding the definition of Field herein, Celgene acknowledges that (i) the field of use under the WRF Agreement is limited to “the use of yeast solely for administration to human or animal subjects where such yeast have been engineered to produce protein antigens derived from disease-causing agents or cancer cells” and excludes “yeast engineered to produce the following polypeptides: hemoglobin, myoglobin, hemerythrin, and hemocyanin; human serum albumin; type I collagen; those conferring immunity to hepatitis B virus, herpes virus (not including cytomegalovirus (CMV)) and human papillomavirus, or based upon polypeptides from these disease-causing agents”; (ii) the field of use under the NIH License Agreement is limited to “development and use of GlobeImmune’s proprietary recombinant yeast technology (known as “Tarmogens”) expressing CEA for the prevention and treatment of cancer”; and (iii) the rights and licenses licensed to GlobeImmune under the WRF Agreement and NIH License Agreement, respectively, and sublicensed to Celgene hereunder are subject to the more narrow field provided in the WRF Agreement and NIH License Agreement, respectively. Celgene further acknowledges that the license granted to GlobeImmune under the WRF Agreement is a non-exclusive license.

(b) Incorporation of Certain Provisions. Celgene acknowledges and agrees that it shall be bound by the following provisions of the Parent Licenses, as a sublicensee of the rights licensed to GlobeImmune thereunder and only to the extent applicable to the rights sublicensed to Celgene hereunder and to the extent that Celgene exercises its Celgene Program Option with respect to any Program:

(i) Articles and Sections 2.2 (as described in Section 5.4.2(c) hereof), 2.3 (as described in Section 5.4.2(a) hereof), 3, 10.1 (as provided in Section 10.1.4 hereof), 10.2, 11, 16.1 (as described in Section 4.7 hereof), 16.2, and 16.12 of the CU Agreement (as described in Section 5.4.2(b) of this Agreement), in each case, to the extent required by Section 3.1(b) of the CU Agreement;

(ii) Sections 5.1 through 5.4 (as provided in Section 5.4.2 hereof), 8.1 (provided that GlobeImmune will be responsible for all payments to the licensor under the NIH License Agreement, as provided in Section 5.4.3(c)(iii) of this Agreement, and Celgene will solely be responsible for payments to GlobeImmune hereunder, including any underpayments owed by Celgene to GlobeImmune and discovered in connection with an audit under the NIH License Agreement), 10.1, 10.2, 12.5 (as provided in Section 10.1.2 hereof), and 13.7 through 13.9 (as provided in Section 5.4.2 hereof) of the NIH License Agreement; and

(iii) Paragraphs 2.3, 5, 7.7 (as provided in Section 5.4.3(d)(iii) hereof), 8.2, 10 and 11 of the WRF Agreement.

Furthermore, Celgene acknowledges that GlobeImmune is required to share certain reports and copies of Sublicenses provided by Celgene to GlobeImmune hereunder with the licensors under the Parent Licenses (including pursuant to Paragraph 2.3 and 4.2 of the WRF Agreement and Section 3.2 of the CU Agreement), and Celgene consents to the sharing of such reports and such copies of Sublicenses to the extent required under such Parent Licenses pursuant to Section 9.3(e) hereunder.

(c) Covenants Regarding the Parent Licenses. GlobeImmune agrees that during the Term:

(i) GlobeImmune shall not modify or amend the Parent Licenses in any way without Celgene’s prior written consent, such consent not to be unreasonably withheld;

(ii) GlobeImmune shall not terminate the Parent Licenses in whole or in part, without Celgene’s prior written consent;

(iii) GlobeImmune shall be solely responsible for, and shall make, all royalty payments, milestone payments, yearly fees, sublicensee fees, Prosecution fees, and all other payments owed to the licensors under and pursuant to the Parent Licenses, excluding any and all sublicense fees payable in connection with the grant by Celgene of sublicense rights under Section 5.6 of the CU Agreement and Paragraph 3.5 of the WRF Agreement, which amounts shall be borne solely by Celgene pursuant to Section 5.2.7;

(iv) GlobeImmune shall not exercise or fail to exercise any of GlobeImmune’s rights or obligations under the Parent Licenses that relate to the

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Licensed Products or Celgene’s rights hereunder if such exercise or failure to exercise would adversely affect Celgene, Celgene’s rights, or its economic interest under this Agreement, in each case, without the prior written consent of Celgene; and, at the reasonable request of Celgene, GlobeImmune shall exercise such rights and make such requests as are permitted under the Parent Licenses;

(v) GlobeImmune shall promptly furnish Celgene with copies of all reports and other communications that GlobeImmune furnishes to the licensors under the Parent Licenses to the extent that such reports relate to this Agreement;

(vi) GlobeImmune shall promptly furnish Celgene with copies of all reports and other communications that GlobeImmune receives from the licensors under the Parent Licenses that relate to the subject of this Agreement;

(vii) GlobeImmune shall furnish Celgene with copies of all notices received by GlobeImmune relating to any alleged breach or default by GlobeImmune under the Parent Licenses within three (3) Business Days after GlobeImmune’s receipt thereof; in addition, if GlobeImmune should at any time breach the Parent Licenses or become unable to timely perform its obligations thereunder, GlobeImmune shall immediately notify Celgene;

(viii) If GlobeImmune cannot or chooses not to cure or otherwise resolve any alleged breach or default under the Parent Licenses, GlobeImmune shall so notify Celgene within five (5) Business Days of such decision, which shall not be less than fifteen (15) Business Days prior to the expiration of the cure period under the Parent Licenses; provided that GlobeImmune shall use Commercially Reasonable Efforts to cure any such breach or default;

(ix) Celgene, in its sole discretion, shall be permitted (but shall not be obligated), on behalf of GlobeImmune, to cure any breach or default under the Parent Licenses in accordance with the terms and conditions of the Parent Licenses or otherwise resolve such breach directly with the licensors under the Parent Licenses; and, if Celgene pays any such licensor any amounts owed by GlobeImmune under the Parent Licenses, Celgene may deduct such amounts from payments Celgene is required to make thereafter to GlobeImmune hereunder or, at Celgene’s election, may otherwise seek reimbursement of such amounts from GlobeImmune; and

(x) GlobeImmune shall not institute any arbitration or legal action under the WRF Agreement, without Celgene’s prior written consent; provided that such consent shall not be required if GlobeImmune posts a bond (in amount and form reasonably acceptable to Celgene) to cover any and all costs and fees that would be due to WRF pursuant to Paragraph 18 of the WRF Agreement if GlobeImmune were to be the non-prevailing party of such arbitration or legal action; provided that GlobeImmune will notify Celgene of any event described in Section 5.4.3(c)(iv) above, regardless of whether or not the event would adversely affect Celgene, Celgene’s rights, or its economic interests.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(d) Survival of Celgene’s Rights. GlobeImmune and Celgene acknowledge that:

(i) in the event that the NIH License Agreement is terminated, the rights under the NIH License Agreement that are sublicensed to Celgene pursuant to this Agreement shall, pursuant to Section 4.3 of the NIH License Agreement, at the discretion of Celgene, either be terminated or be converted to a license agreement directly between the licensor thereunder and Celgene;

(ii) in the event of termination of the CU Agreement under Section 12.2 or 12.3 of the CU Agreement, the rights under the CU Agreement that are sublicensed to Celgene pursuant to this Agreement shall, pursuant to Section 3.4 of the CU Agreement, at the discretion of Celgene, either be terminated or be converted to a license agreement directly between the licensor thereunder and Celgene;

(iii) in the event that the WRF Agreement is terminated, the rights under the WRF Agreement that are sublicensed to Celgene pursuant to this Agreement shall, pursuant to Paragraph 7.7 of the WRF Agreement, at the discretion of Celgene, either be terminated or be converted to a license agreement directly between the licensor thereunder and Celgene.

The Parties agree that termination of any Parent License, without Celgene’s prior written consent, not to be unreasonably withheld, delayed, or conditioned, shall be deemed a material breach of this Agreement by GlobeImmune; provided that (A) if Celgene’s breach of this Agreement results in a breach of the Parent Licenses, Celgene agrees to use Commercially Reasonable Efforts to assist GlobeImmune in curing such breach of the Parent Licenses, and (B) if Celgene’s breach of this Agreement results in a termination of the Parent Licenses, such termination of the Parent Licenses shall not be deemed a material breach by GlobeImmune of this Agreement. If any Parent License terminates and Celgene makes any payments to cure any uncured payment breaches of GlobeImmune under such license in order for Celgene to have a direct license with the licensor of such license, then (x) Celgene may deduct such amounts from payments Celgene is required to make to GlobeImmune or, at Celgene’s election, may otherwise seek reimbursement of such amounts from GlobeImmune; and (y) a cure by Celgene under the survival provision of the Parent License (so as to enable Celgene to have a direct license) shall not be deemed a cure under Section 5.4.3(c)(ix) hereof.

(e) [*]

(f) [*]

(g) Reports Under Parent Licenses. In addition to providing royalty reports to GlobeImmune pursuant to Section 6.4, Celgene, in its sole discretion, may also provide copies of such reports to the applicable licensors under the Parent Licenses.

5.5 Technology Transfer by GlobeImmune after Exercise by Celgene of a Celgene Program Option. As soon as reasonably practical after Celgene exercises its Celgene Program Option for a Collaboration Compound, GlobeImmune shall transfer to Celgene, at no cost to Celgene, all GlobeImmune Licensed Know-How, materials, and other information in GlobeImmune’s possession and Control or reasonably available to GlobeImmune that are necessary or useful for the exercise by Celgene and its Affiliates of the rights granted under Section 5.1 with respect to such Collaboration Compound. In addition, GlobeImmune shall provide all reasonable assistance, including making its personnel reasonably available for meetings or teleconferences, to support and assist Celgene in the Development and Commercialization of the Licensed Product or Celgene Development Compound. The costs and expense incurred by GlobeImmune in connection with such assistance shall be provided at no cost to Celgene for the first ninety (90) days following completion of the transfer and thereafter will be provided on an FTE basis at the FTE Rate.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

5.6 Exclusivity. During the Term, except in connection with GlobeImmune’s performance under this Agreement, GlobeImmune will not (a) engage in the research, discovery, optimization, development or commercialization of any products that are directed to any oncology target, or that have oncology uses, outside of this Agreement on its own or with or through any Third Party or (b) seek or obtain regulatory approval for or market or promote a product in the field of oncology; provided that the foregoing shall not prohibit GlobeImmune from performing under any applicable agreement set forth on Schedule A or Schedule B as of the Effective Date so long as any resulting compounds are subject to the terms and conditions of this Agreement, including Celgene’s option rights. Notwithstanding the foregoing, following (i) the expiration of a Celgene Program Option for a Program pursuant to Section 4.1 without Celgene’s exercise of the Celgene Program Option for such Program, or (ii) termination of a Program, GlobeImmune shall be free to research, optimize, develop or commercialize, either on its own or with or through a Third Party, any GlobeImmune Development Compound within any such Program for any oncological use [*], GlobeImmune will provide notice to Celgene of any oncological uses prior to performing any activities with respect thereto.

5.7 Challenge of Certain Patents. If Celgene or any Affiliate of Celgene challenges the validity, scope, or enforceability of any Patent included in the GlobeImmune Licensed Patents that is directed to a Licensed Product and the outcome of such challenge is that any such challenged GlobeImmune Licensed Patent that is directed to a Licensed Product is valid and enforceable in full, then Celgene shall reimburse GlobeImmune for [*] of any attorneys fees incurred by GlobeImmune in connection with such challenge. If a Sublicensee of Celgene challenges the validity, scope, or enforceability of any Patent included in the GlobeImmune Licensed Patents that is directed to a Licensed Product that are sublicensed to such Sublicensee and the outcome of such challenge is that any such challenged GlobeImmune Licensed Patent that is directed to a Licensed Product is valid and enforceable in full, then such Sublicensee shall be required to reimburse GlobeImmune for any attorneys fees incurred by GlobeImmune in connection with such challenge. Celgene shall include provisions in all agreements with Sublicensees that requires such Sublicensee to reimburse GlobeImmune as provided in the foregoing sentence or, if the Sublicensee fails to do so, Celgene shall terminate its Sublicense with such Sublicensee.

6. FINANCIAL TERMS.

6.1 Equity Investment. Celgene, upon the Effective Date, shall purchase Ten Million Dollars ($10,000,000) of Series D Preferred Stock of GlobeImmune, pursuant to the terms and conditions of that certain Stock Purchase Agreement of even date herewith and effective as of the Effective Date (the “Stock Purchase Agreement”) at a price per share as set forth in the Stock Purchase Agreement.

6.2 Milestone Payments to GlobeImmune. To fund the research and Development work to be performed by GlobeImmune under this Agreement, Celgene shall make milestone payments to GlobeImmune upon achievement of each of the milestone events in the amounts set forth in Sections 6.2.1 through 6.2.5. Except as otherwise specifically indicated, each milestone payment set forth in Sections 6.2.1 through 6.2.5 will be payable by Celgene to

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

GlobeImmune after achievement of the specified milestone event by Celgene and within the applicable time periods set forth in Sections 6.2.1 through 6.2.5. Such milestone payments shall not be refundable or returnable in any event, nor shall they be creditable against royalties or other payments.

6.2.1 Research and Development Milestone Payment. To fund the research and Development work to be performed by GlobeImmune under this Agreement, Celgene, within ten (10) Business Days following the Effective Date, shall pay to GlobeImmune a milestone payment of Thirty Million Dollars ($30,000,000). GlobeImmune covenants and agrees that substantially all such funds will be used by GlobeImmune exclusively for the Development of Collaboration Compounds and not for any other purpose.

6.2.2 Research and Development Milestones for the GI-4000 Program. If Celgene exercises the Celgene Program Option with respect to the GI-4000 Program, in consideration of the research and Development work performed by GlobeImmune under this Agreement for the GI-4000 Program, Celgene shall pay, within thirty (30) days following the date of achievement of each milestone below (or, if achievement of such milestone is within the control of GlobeImmune, within thirty (30) days following Celgene’s receipt of notice of the achievement of such milestone), to GlobeImmune the following milestone payments once each upon the achievement of the designated milestone events. Each payment will be made once regardless of how many Collaboration Compounds in the GI-4000 Program may achieve each milestone event.

Milestone Event	Payment
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
Total for GI-4000 Program	[*	]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

*	For purposes of this Section 6.2.2, [*]

6.2.3 Research and Development Milestones for Drug Candidates Other than the GI-4000 Program. If Celgene exercises the Celgene Program Option with respect to a Program containing any of GI-10000, GI-6200, or GI-3000, in consideration of the research and Development work performed by GlobeImmune under this Agreement for such GI-1000, GI-6200, or GI-3000 Program, as applicable, Celgene will pay, within thirty (30) days following the date of achievement of each milestone below (or, if achievement of such milestone is within the control of GlobeImmune, within thirty (30) days following Celgene’s receipt of notice of the achievement of such milestone), to GlobeImmune the following milestone payments once each upon the achievement of the designated milestone events per each Program. Each payment will be made once regardless of how many Collaboration Compounds in the Program may achieve each milestone event. If any milestone event relating to development (excluding Regulatory Approval milestones) is achieved, all previously listed development milestone events, if not already achieved, shall be considered to be simultaneously achieved.

Milestone Event	Payment
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
Total Per Drug Candidate Program	$85,000,000

6.2.4 Research and Development Milestones for Future Programs. If Celgene exercises the Celgene Program Option with respect to any Future Program, in

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

consideration of the research and Development work performed by GlobeImmune under this Agreement for such Future Program, within thirty (30) days following the later of (a) the date of achievement of each milestone below (or, if achievement of such milestone is within the control of GlobeImmune, within thirty (30) days following Celgene’s receipt of notice of the achievement of such milestone) and (b) the date on which GlobeImmune has [*], Celgene will pay to GlobeImmune the following milestone payments once each upon the achievement of the designated milestone events per each Future Program. If the JRC unanimously agrees, the JRC may recommend to Celgene that Celgene pay an applicable milestone relating to a Future Program pursuant to clause (a) of this Section 6.2.4 even if the events described in clause (b) of this Section 6.2.4 have not been achieved, and Celgene may elect, in its sole discretion, to pay the applicable milestone early. In the event that payment by Celgene of any milestone has not been made pursuant to the terms of this Section 6.2.4, and a subsequent milestone event is achieved and payment corresponding to such subsequent milestone is made by Celgene, all previously achieved and unpaid milestone payments will be paid. Each payment will be made once with respect to each Future Program regardless of how many Celgene Development Compounds in the Future Program may achieve each milestone event and regardless of the total number of compounds (i.e., the total of the Future Program Compound and any and all Follow-On Compounds with respect to such Future Program Compound) that come out of the Future Program. If any milestone event relating to development is achieved for a Future Program (i.e., [*]), all previously listed development milestone events for such Future Program, if not already achieved, would be considered to be simultaneously achieved.

Milestone Event	Payment
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
[*]	[*	]
Total Per Future Program Compound Program	$101,000,000

6.2.5 Net Sales Milestones. In consideration of the research and Development work to be performed by GlobeImmune under this Agreement, the following Net

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Sales threshold milestone payments will be paid, on a Program-by-Program basis, the first time in any Calendar Year that the total aggregate Net Sales of all Licensed Products containing a Celgene Development Compound in a particular Program in a Calendar Year by Celgene, its Affiliates and its Sublicensees in the Territory reach the amounts set forth in the table in this Section 6.2.5 below. Each payment will be made only once for each Program.

Cumulative Net Sales for Licensed Products in a Program worldwide	Payment
[*]	[*	]
[*]	[*	]
[*]	[*	]

6.3 Royalty Payments to GlobeImmune.

6.3.1 Royalty Rate. As consideration for the license rights granted to Celgene under this Agreement, including pursuant to Section 5.1, Celgene will pay GlobeImmune royalties on Net Sales by Celgene, its Affiliates and its Sublicensees of all Licensed Products, the manufacture, use, sale, offer for sale, or importation of which is covered or claimed by a Valid Claim of a GlobeImmune Licensed Patent (as determined on a Licensed Product-by-Licensed Product basis and a country-by-country basis), during a Calendar Year, on a Licensed Product-by-Licensed Product basis, in any countries of the Territory in which the Licensed Product is sold, during the Royalty Term for such Licensed Product, in the amounts as follows:

Net Sales in the Territory in a Calendar Year Per Each Licensed Product	Royalty Rate
[*]	[*	]
[*]	[*	]
[*]	[*	]

6.3.2 Royalty Adjustment. The following royalties adjustments will apply:

(a) With respect to any Licensed Product manufactured, used, sold, offered for sale, or imported during the Royalty Term in any country of the Territory either (i) in which there is a Valid Claim of a GlobeImmune Licensed Product that covers or claims the manufacture, use, sale, offer for sale, or importation of such Licensed Product (as determined on a Licensed Product-by-Licensed Product basis and a country-by-country basis) and in which country any Generic Version of such Licensed Product is sold by any Third Party (other than a

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Sublicensee) or (ii) in which there is no Valid Claim of a GlobeImmune Licensed Patent that covers or claims the manufacture, use, sale, offer for sale, or importation of such Licensed Product (as determined on a Licensed Product-by-Licensed Product basis and a country-by- country basis) but such Licensed Product uses GlobeImmune Licensed Know-How, the amount payable on sales of such Licensed Product in such country shall be [*]. In the event of any such adjustment, such adjustment shall be applied with respect to sales in the applicable country beginning on the date that the foregoing conditions in this Section 6.3.2 are satisfied, and to the rate that then is, or thereafter, becomes in effect, and ending upon the earlier of the expiration of the applicable Royalty Term or the date upon which the foregoing conditions in this Section 6.3.2 cease to be satisfied.

(b) If, during the Term, Celgene, its Affiliates or its Sublicensees are obligated to pay royalties to a Third Party under an agreement with respect to the sales of a Licensed Product in any country in the Territory (a “Third Party Royalty Payment”), the royalties payable under Section 6.3, in each case with respect to such Licensed Product in such country in the Territory, shall be [*]; provided, however, [*]; and provided further [*].

6.3.3 Incremental Royalties. The royalty rates set forth in Section 6.3.1 are incremental rates, which apply only for the respective increment of annual Net Sales described in the annual Net Sales column. Thus, once a total annual Net Sales figure is achieved for a Calendar Year, the royalties owed on any lower tier portion of annual Net Sales are not adjusted up to the higher tier rate for such Calendar Year. Furthermore, the obligation to pay royalties pursuant to Section 6.3 is imposed only once with respect to the same unit of a Licensed Product, regardless of how many GlobeImmune Licensed Patents or other Licensed Intellectual Property may cover or claim the Licensed Product or whether such Licensed Product, its manufacture, use, offer for sale, sale, or importation is covered or claimed by more than one GlobeImmune Licensed Patent.

6.4 Royalty Payment Reports. After the First Commercial Sale of a Licensed Product and for the Royalty Term, Celgene shall furnish to GlobeImmune a written report, within forty-five (45) days after the end of each Calendar Quarter (or portion thereof if this Agreement terminates during a Calendar Quarter), showing the amount of royalty due for such Calendar Quarter (or portion thereof). Royalty payments for each Calendar Quarter shall be due at the same time as such written report for the Calendar Quarter. With each quarterly payment, Celgene shall deliver to GlobeImmune a full and accurate accounting to include at least the following information:

6.4.1 the Net Sales for the applicable Licensed Product by Celgene, its Affiliates, and Sublicensees in the currency in which sales were made and in Dollars after the application of the exchange rate during the reporting period as reported in Section 6.4.3;

6.4.2 the royalties payable in Dollars which shall have accrued hereunder in respect of such Net Sales and the basis for calculating those royalties;

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

6.4.3 the exchange rates and other methodology used in converting into Dollars, from the currencies in which sales were made;

6.4.4 dispositions of Licensed Products other than pursuant to sale for cash; and

6.4.5 withholding taxes, if any, required by Laws to be deducted in respect of such royalties.

6.5 Manner of Payment. All payments to be made by Celgene hereunder shall be made in Dollars by wire transfer of immediately available funds to such U.S. bank account as shall be designated by GlobeImmune. Late payments shall bear interest at the rate provided in Section 6.10.

6.6 Records Retention. Commencing with the First Commercial Sale of a Licensed Product by Celgene, Celgene shall keep, and shall cause each of its respective Affiliates and Sublicensees, if any, to keep, full and accurate books of accounting in accordance with GAAP, containing all particulars that may be necessary for the purpose of calculating all royalties payable to GlobeImmune under this Article 6, for a period of five (5) years after the Calendar Year in which such sales occurred, in sufficient detail to permit GlobeImmune to confirm the accuracy of royalties paid hereunder. Such books of accounting (including those of Celgene’s Affiliates and Sublicensees, if any) shall be kept at the principal place of business of Celgene, its Affiliates, or its Sublicensees, as applicable.

6.7 Audits. During the Term and for a period of five (5) years thereafter, Celgene shall permit an independent, certified public accountant of nationally recognized standing appointed by GlobeImmune, and reasonably acceptable to Celgene, at reasonable times and upon reasonable notice, but in no case more than once per Calendar Year, to examine (but not copy) such records as may be necessary for the sole purpose of verifying the calculation and reporting of Net Sales and the correctness of any payment made under this Agreement for any period within the preceding five (5) years; provided that GlobeImmune shall only be entitled to one audit following expiration or termination of this Agreement. Results of any such examination shall be made available to both Celgene and GlobeImmune. The independent, certified public accountant shall disclose to GlobeImmune only the amounts that the independent auditor believes to be due and payable hereunder to GlobeImmune, details concerning any discrepancy from the amount paid and the amount due, and shall disclose no other information revealed in such audit. Any and all records examined by such independent accountant shall be deemed Celgene’s Confidential Information which may not be disclosed by said independent, certified public accountant to any Third Party, and Celgene may require such accountant to enter into an appropriate written agreement obligating it to be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than the obligations set forth in Article 9. If, as a result of any inspection of the books and records of Celgene, it is shown that payments under this Agreement were less than the amount which should have been paid, then Celgene shall make all payments required to be made to eliminate any discrepancy revealed by such inspection within ninety (90) days. If, as a result of any

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

inspection of the books and records of Celgene, it is shown that payments under this Agreement were more than the amount which should have been paid, then GlobeImmune shall, at Celgene’s election, either make all payments required to be made to eliminate any discrepancy revealed by such inspection within ninety (90) days or credit such amounts to Celgene against future payments. GlobeImmune shall pay for such audits, except that in the event that the audited amounts were underpaid by Celgene by more than [*] of the undisputed amounts that should have been paid during the period in question as per the audit, Celgene shall pay the reasonable out-of-pocket costs of the audit.

6.8 Currency Exchange. All payments under this Agreement shall be payable, in full, in Dollars, regardless of the country(ies) in which sales are made. For the purposes of computing Net Sales of Licensed Products that are sold in a currency other than Dollars, such currency shall be converted into Dollars as calculated at the rate of exchange for the pertinent quarter or year to date, as the case may be, as used by Celgene in producing its quarterly and annual accounts, as confirmed by their respective auditors.

6.9 Taxes. In the event that Celgene is required to withhold any tax to the tax or revenue authorities in any country regarding any payment to GlobeImmune due to the Laws of such country, such amount shall be deducted from the payment to be made by Celgene, and Celgene shall promptly notify GlobeImmune of such withholding and, within a reasonable amount of time after making such deduction, furnish GlobeImmune with copies of any tax certificate or other documentation evidencing such withholding. Celgene and GlobeImmune agree to cooperate with each other in claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect. However, any such deduction or withholding shall be an expense of and borne solely by GlobeImmune.

6.10 Interest Due. Without limiting any other rights or remedies available to either Party, each Party shall pay the other interest on any payments that are not paid on or before the date such payments are due under this Agreement at a rate of [*] per annum or the maximum applicable legal rate, if less, calculated on the total number of days payment is delinquent.

6.11 Blocked Currency. If by Law or fiscal policy of a particular country, conversion into Dollars or transfer of funds of a convertible currency to the United States is restricted or forbidden, royalties accrued in such country shall be paid to GlobeImmune in the country in local currency by deposit in a local bank designated by GlobeImmune for such deposit, unless the Parties otherwise agree.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

7. REPRESENTATIONS, WARRANTIES, AND COVENANTS; DISCLAIMERS; LIMITATION OF LIABILITY.

7.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party as of the Effective Date that:

7.1.1 such Party is duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

7.1.2 execution of this Agreement and the performance by such Party of its obligations hereunder have been duly authorized;

7.1.3 this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof;

7.1.4 the performance of this Agreement by it does not create a breach or default under any other agreement to which it is a party, which breach or default would adversely affect the other Party;

7.1.5 the execution, delivery, and performance of this Agreement by such Party does not conflict with any agreement, instrument, or understanding, oral or written, to which it is a party or by which it is bound, nor violate any Law of any court, governmental body or administrative or other agency having jurisdiction over such Party;

7.1.6 no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any Laws currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Agreement and such other agreements, except as may be required under the Stock Purchase Agreement, to obtain HSR Act clearance (as further described in Section 4.1.6), or applicable Regulatory Approvals or Regulatory Filings related to the Development, Commercialization, or manufacture of Collaboration Compounds or Licensed Products; and

7.1.7 such Party has not employed and, to its knowledge, has not used a contractor or consultant that has employed, any individual or entity (i) debarred by the FDA (or subject to a similar sanction of EMEA or other applicable Regulatory Authority), (ii) who is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMEA or other applicable Regulatory Authority), or (iii) has been charged with or convicted under United States Law for conduct relating to the development or approval, or otherwise relating to the regulation of any Licensed Product under the Generic Drug Enforcement Act of 1992, in each case, in the conduct of its activities prior to the Effective Date.

7.2 Additional Representations and Warranties of GlobeImmune. GlobeImmune hereby represents and warrants to Celgene, as of the Effective Date, that:

7.2.1 GlobeImmune Controls the GlobeImmune Licensed Patents and GlobeImmune Licensed Know-How and is entitled to grant the licenses and options herein; and

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

GlobeImmune Licensed Patents existing as of the Effective Date constitute all of the Patents Controlled by GlobeImmune as of such date that are necessary or useful to Develop, Commercialize, or manufacture a Collaboration Compound or a Licensed Product;

7.2.2 there is no pending litigation, or to the knowledge of GlobeImmune threatened litigation, that alleges that the GlobeImmune Licensed Patents are invalid or unenforceable;

7.2.3 there is no pending litigation, or to the knowledge of GlobeImmune threatened litigation, that alleges that GlobeImmune’s activities with respect to Drug Candidates (and any Follow-On Compound with respect to such Drug Candidate) have infringed or misappropriated any intellectual property rights of any Third Party;

7.2.4 to the best of GlobeImmune’s knowledge as of the Effective Date, the practice of the Licensed Intellectual Property as contemplated under this Agreement will not infringe any intellectual property rights of any Third Party;

7.2.5 GlobeImmune has not, as of the Effective Date, granted any right or license to any Third Party relating to any of the GlobeImmune Licensed Patents or GlobeImmune Licensed Know-How that would conflict or interfere with any of the rights or licenses granted to Celgene hereunder;

7.2.6 the Parent Licenses are in full force and effect and have not been modified or amended;

7.2.7 neither GlobeImmune nor, to the knowledge of GlobeImmune, any licensor under the Parent Licenses is in default with respect to a material obligation under, and none of such parties has claimed or has grounds upon which to claim that the other party is in default with respect to a material obligation under, the Parent Licenses;

7.2.8 to the knowledge of GlobeImmune, the Patents Controlled by GlobeImmune pursuant to the Parent Licenses were not and are not subject to any restrictions or limitations except as set forth in the Parent Licenses, true and correct copies of which have been provided to Celgene;

7.2.9 GlobeImmune has not waived or allowed to lapse any of its rights under any Parent Licenses with respect to Collaboration Compounds or Licensed Products, and no such rights have lapsed or otherwise expired or been terminated;

7.2.10 (a) the GlobeImmune Licensed Patents owned by GlobeImmune or both Controlled by and Prosecuted by GlobeImmune and (b) to GlobeImmune’s knowledge, the GlobeImmune Licensed Patents Controlled but not Prosecuted by GlobeImmune have been filed and diligently Prosecuted in accordance with all applicable Laws in the Territory and have been maintained, with all applicable fees with respect thereto having been paid;

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

7.2.11 to the knowledge of GlobeImmune, without having obtained a legal opinion, each of the issued GlobeImmune Licensed Patents is valid and enforceable;

7.2.12 [*];

7.2.13 GlobeImmune has fulfilled its diligence obligations under [*] by satisfying the obligations of [*]; and

7.2.14 GlobeImmune has provided Celgene with true and correct copies of any and all material agreements in effect as of the Effective Date that involve or are directed to the use of the Licensed Intellectual Property or any Collaboration Compounds.

7.3 Mutual Covenants. Each Party hereby covenants to the other Party that:

7.3.1 all employees, agents, consultants, contactors, and subcontractors (as provided in Section 3.2.7) of such Party or its Affiliates working under this Agreement shall be under the obligation to assign all right, title and interest in and to their inventions and discoveries, whether or not patentable, if any, to such Party as the sole owner thereof;

7.3.2 such Party shall perform its activities pursuant to this Agreement in compliance with GLP, GCP, and GMP, in each case as applicable under the Laws of the country and the state and local government wherein such activities are conducted, and with respect to the care, handling and use in research and Development activities hereunder of any non-human animals by or on behalf of such Party, shall at all times comply (and shall ensure compliance by any of its subcontractors) with all Laws, and also with the standards in the pharmaceutical industry for the Development, Commercialization, and manufacture of pharmaceutical products;

7.3.3 Neither Party shall employ (or, to its knowledge, shall not use any contractor or consultant that employs) any individual or entity (i) debarred by the FDA (or subject to a similar sanction of EMEA or other applicable Regulatory Authority), (ii) who is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMEA or other applicable Regulatory Authority), or (iii) has been charged with or convicted under United States Law for conduct relating to the development or approval, or otherwise relating to the regulation of any Licensed Product under the Generic Drug Enforcement Act of 1992, in each case, in the conduct of its activities under this Agreement;

7.3.4 Neither Party shall, during the Term, grant any right or license to any Third Party relating to any of the intellectual property rights it Controls that would conflict or interfere with any of the rights or licenses granted to the other Party hereunder; and

7.3.5 Each Party shall perform its obligations and exercise its rights hereunder in compliance with all applicable material legal and regulatory requirements.

7.4 Additional Representations, Warranties, and Covenants of Celgene. Celgene hereby represents and warrants to GlobeImmune, as of the Effective Date, that Celgene has or will have the financial resources to carry out its obligations under this Agreement. If

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Celgene terminates this Agreement or an applicable Program pursuant to Section 11.3 (at-will termination), Celgene hereby covenants that Celgene will not Develop any Celgene Follow-On Compound (in the case of termination of this Agreement) or any Celgene Follow-On Compound with respect to a particular Collaboration Compound in the terminated Program (in the case of a termination of a Program), as applicable, in either case, which Celgene Follow-On Compound is covered by a Valid Claim in the GlobeImmune Licensed Patents as of the date of such termination.

7.5 DISCLAIMERS.

7.5.1 EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS 7.1 THROUGH 7.4, GLOBEIMMUNE MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE GLOBEIMMUNE LICENSED PATENTS OR GLOBEIMMUNE LICENSED KNOW-HOW OR ANY LICENSE GRANTED BY GLOBEIMMUNE HEREUNDER, OR WITH RESPECT TO ANY COLLABORATION COMPOUNDS OR LICENSED PRODUCTS. EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS 7.1 THROUGH 7.4, NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY THAT ANY PATENT OR OTHER PROPRIETARY RIGHTS INCLUDED IN THE GLOBEIMMUNE LICENSED PATENTS ARE VALID OR ENFORCEABLE OR THAT USE OF THE GLOBEIMMUNE LICENSED PATENTS AND GLOBEIMMUNE LICENSED KNOW-HOW CONTEMPLATED HEREUNDER DOES NOT INFRINGE ANY PATENT RIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

7.5.2 EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS 7.1 THROUGH 7.4, CELGENE MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY CELGENE CONFIDENTIAL INFORMATION OR ANY LICENSE GRANTED BY CELGENE HEREUNDER, OR WITH RESPECT TO ANY CELGENE DEVELOPMENT COMPOUNDS OR LICENSED PRODUCTS. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY THAT ANY PATENT OR OTHER PROPRIETARY RIGHTS OF CELGENE ARE VALID OR ENFORCEABLE OR THAT THE USE OF ANY CELGENE INTELLECTUAL PROPERTY OR CELGENE CONFIDENTIAL INFORMATION DOES NOT INFRINGE ANY PATENT RIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

7.6 LIMITATION OF LIABILITY. EXCEPT FOR A BREACH OF ARTICLE 9, FOR CLAIMS OF A THIRD PARTY THAT ARE SUBJECT TO INDEMNIFICATION UNDER ARTICLE 10, OR FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PARTY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT,

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

WHETHER UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE, MULTIPLE, OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS, LOSS OF USE, DAMAGE TO GOODWILL, OR LOSS OF BUSINESS).

8. INTELLECTUAL PROPERTY.

8.1 Ownership of Inventions. Inventorship of inventions conceived or reduced to practice in the course of activities performed under or contemplated by this Agreement shall be determined by application of U.S. patent Laws pertaining to inventorship. If such inventions are jointly invented by one or more employees, consultants or contractors of each Party, such inventions shall be jointly owned by the Parties (each such invention, a “Joint Invention”), and if one or more claims included in an issued Patent or pending Patent application which is filed in a patent office in the Territory claim such Joint Invention, such issued Patent or such pending Patent application shall be jointly owned by the Parties (each such patent application or patent, a “Joint Patent”). If such an invention is solely invented by an employee, consultant or contractor of a Party, such invention shall be solely owned by such Party, and any Patent application filed claiming such solely owned invention shall also be solely owned by such Party. Each Party shall enter into binding agreements obligating all employees, agents, consultants, contractors, and subcontractors (as provided in Section 3.2.7) performing activities under or contemplated by this Agreement, including activities related to the Programs, to assign his or her interest in any invention conceived or reduced to practice in the course of such activities to the Party for which such employee, consultant or contractor is providing its services. Subject to the rights granted under this Agreement, each Party shall have the right to practice and exploit Joint Inventions and Joint Patents, without any obligation to account to the other for profits, or to obtain any approval of the other Party to license, assign, or otherwise exploit Joint Inventions and Joint Patents, by reason of joint ownership thereof, and each Party hereby waives any right it may have under the Laws of any jurisdiction to require any such approval or accounting; and to the extent there are any applicable Laws that prohibit such a waiver, each Party will be deemed to so consent. Each Party agrees to be named as a party, if necessary, to bring or maintain a lawsuit involving a Joint Invention or Joint Patent.

8.2 Prosecution of GlobeImmune Licensed Patents and Joint Patents. Subject to the terms and conditions of the Parent Licenses to the extent such Parent License applies to the GlobeImmune Licensed Patents, the following provisions shall apply with respect to the GlobeImmune Licensed Patents and Joint Patents:

8.2.1 Prior to the exercise of a Celgene Program Option by Celgene, GlobeImmune, at its sole cost, shall be responsible for the Prosecution of the GlobeImmune Licensed Patents (excluding the Joint Patents). Following the exercise of a Celgene Program Option by Celgene, GlobeImmune, at its sole cost, shall continue to be responsible for the Prosecution of the GlobeImmune Licensed Patents (excluding the Joint Patents) (a) that are Platform Patents or (b) for which responsibility is not assumed by Celgene pursuant to Section 8.2.2. Notwithstanding the foregoing, if a Platform Patent has any claims that [*] then (i) the Parties will co-operate to [*]; and (ii) [*].

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

8.2.2 Celgene shall be responsible for the Prosecution of the Joint Patents, the costs of which shall be borne jointly by Celgene and GlobeImmune. In addition, following the exercise of a Celgene Program Option by Celgene, Celgene, at its sole cost, shall be responsible for the Prosecution of all GlobeImmune Licensed Patents that relate to the Celgene Development Compound (and applicable Program) with respect to which Celgene exercised such Celgene Program Option or to a Licensed Product, but, in either case, excluding any Platform Patents (except as provided in Section 8.2.1). If GlobeImmune believes that any Joint Patent would be a Platform Patent but for the fact that Joint Patents are excluded from “Platform Patents” pursuant to Section 8.2.8(b), GlobeImmune will provide Celgene with written notice, and, if agreed to by Celgene, the Parties shall treat such Joint Patent as a Platform Patent under this Section 8.2, giving GlobeImmune the first right to Prosecute such Joint Patent in accordance with Section 8.2.1.

8.2.3 The Prosecuting Party will not knowingly permit any GlobeImmune Licensed Patent or Joint Patent for which it has the right to Prosecute to be abandoned in any country in the Territory, or elect not to file a new Patent application claiming priority to a Patent application within the GlobeImmune Licensed Patents or Joint Patents for which it has the right to Prosecute either before such Patent application’s issuance or within the time period required for the filing of an international (i.e., Patent Cooperation Treaty), regional (including the European Patent Office) or national Patent application, without the non- Prosecuting Party first being given an opportunity to assume full responsibility for the continued Prosecution of such GlobeImmune Licensed Patent or Joint Patent or the filing of such new Patent application (or any divisional or continuation applications) in accordance with this Section 8.2.3. The Prosecuting Party shall provide the non-Prosecuting Party with notice of the allowance and expected issuance date of any Patent within the GlobeImmune Licensed Patents and Joint Patents, and any applicable filing deadlines, and the Prosecuting Party shall provide the non-Prosecuting Party with prompt notice as to whether the Prosecuting Party desires to file such new Patent application. In the event that the Prosecuting Party decides either (a) not to continue the Prosecution of a Patent application or Patent within the GlobeImmune Licensed Patents and Joint Patents in any country or (b) not to file such new Patent application or any new divisional or continuation application requested to be filed by the non-Prosecuting Party, the Prosecuting Party shall provide the non-Prosecuting Party with notice of such decision at least forty-five (45) days prior to any pending lapse or abandonment (or last possible filing date) thereof or, if earlier, promptly after its election not to file such new Patent application, as applicable. In such event, to the extent permissible under the Parent Licenses to the extent such agreement applies to the GlobeImmune Licensed Patents, the Prosecuting Party shall provide the non-Prosecuting Party with an opportunity to assume responsibility for all costs reasonably associated with the filing and/or further Prosecution of such Patent application and any Patent issuing thereon (such filing to occur prior to the issuance of the Patent to which the application claims priority or expiration of the applicable filing deadline, as set forth above). In the event that the non-Prosecuting Party assumes such responsibility for such Prosecution costs, the non-Prosecuting Party shall have the right to transfer the responsibility for such Prosecution of such Patent applications and Patents to

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

patent counsel selected by it and reasonably acceptable to the Prosecuting Party and, in such case, Sections 8.2.4 through 8.2.7 shall apply to such Patent applications and Patents (with such non-Prosecuting Party then being deemed the Prosecuting Party for such purposes). Such Patent applications and Patents shall otherwise continue to be subject to all of the terms and conditions of this Agreement in the same manner and to the same extent as the other GlobeImmune Licensed Patents and Joint Patents. In the event that the non-Prosecuting Party decides either (i) not to continue the Prosecution of any such Patent application or Patent in any country or (ii) not to file such new Patent application or any divisional or continuation applications, the non- Prosecuting Party shall comply with the terms of this Section 8.2.3 (with such non-Prosecuting Party then being deemed the Prosecuting Party for such purposes).

8.2.4 The Prosecuting Party shall be entitled to use patent counsel selected by it and reasonably acceptable to the non-Prosecuting Party (for avoidance of doubt, all references in this Article 8 to “patent counsel” shall include inside patent counsel as well as outside patent counsel), for the Prosecution of the Patents. The Prosecuting Party shall reasonably consult with the non-Prosecuting Party. The Prosecuting Party shall keep the non- Prosecuting Party fully informed of Prosecution and provide the non-Prosecuting Party with copies of material correspondence (including applications, office actions, responses, etc.) relating to Prosecution of any Patents being Prosecuted by such Prosecuting Party. The non-Prosecuting Party may provide comments and suggestions with respect to any material actions to be taken by the Prosecuting Party, and the Prosecuting Party shall take such comments into good faith consideration. The Prosecuting Party shall consult with the non-Prosecuting Party before taking any action that would have a material adverse impact on the scope of claims within the GlobeImmune Licensed Patents or Joint Patents, as applicable, and the Prosecuting Party shall take comments of the non-Prosecuting Party into good faith consideration.

8.2.5 In order to facilitate the non-Prosecuting Party’s right to comment, the Prosecuting Party shall provide copies of all such material correspondence and any proposed responses thereto by the Prosecuting Party at least thirty (30) days prior to any filing or response deadlines, or within five Business Days of the Prosecuting Party’s receipt of any official correspondence if such correspondence only allows for thirty (30) days or less to respond, and the non-Prosecuting Party shall provide any comments promptly and in sufficient time to allow the Prosecuting Party to meet applicable filing requirements. In no event shall the Prosecuting Party be required to delay any submission, filing or response past any deadline that is not extendable. Notwithstanding the foregoing, in the case of Platform Patents [*], then GlobeImmune shall provide Celgene with copies of all correspondence regarding the Prosecution of such Patents (a) with sufficient time for Celgene to comment and provide responses with respect to the claims that Celgene has the right to direct the Prosecution of and, (b) to the extent possible, at least sixty (60) days prior to any response being due to the applicable patent office.

8.2.6 Each Party acknowledges that, pursuant to the WRF Agreement and the NIH License Agreement, the applicable licensors thereunder Prosecute the GlobeImmune Licensed Patents covered by such agreements; provided that GlobeImmune may have certain rights to assume Prosecution under the NIH Agreement. Each Party acknowledges that, pursuant to the CU Agreement, GlobeImmune Prosecutes the GlobeImmune Licensed Patents covered by such agreement. GlobeImmune agrees to keep Celgene fully informed of

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

these rights, as well as provide to Celgene all information and copies of documents received from the licensors under the Parent Licenses or their patent counsel relating to the GlobeImmune Licensed Patents covered by such agreements. To the extent that GlobeImmune is permitted to proceed with Prosecution or provide comments or suggestions to patent documents under any Parent License, then the GlobeImmune Licensed Patents under such Parent License shall be treated in the same manner as other GlobeImmune Licensed Patents under this Section 8.2, and GlobeImmune shall exercise all such rights with respect to such Patents pursuant to the instructions of Celgene, if Celgene is given the right to act under this Section 8.2.

8.2.7 GlobeImmune covenants and agrees that it shall not grant any Third Party any right to control the Prosecution of the GlobeImmune Licensed Patents or to approve or consult with respect to any GlobeImmune Licensed Patents licensed to Celgene hereunder, in any case, that is more favorable to the Third Party than the rights granted to Celgene hereunder or that otherwise conflicts with Celgene’s rights hereunder.

8.2.8 From time to time during the Term, upon the agreement of the Parties, negotiating in good faith, the Parties may amend Exhibit 1.91 [*]

8.3 Enforcement of GlobeImmune Licensed Patents and Joint Patents Against Infringers. Subject to the terms and conditions of the Parent Licenses to the extent such Parent License applies to the GlobeImmune Licensed Patents, the following provisions shall apply with respect to the GlobeImmune Licensed Patents and Joint Patents:

8.3.1 Notice. Each Party shall exercise reasonable diligence in identifying actual or potential infringements of any GlobeImmune Licensed Patent or any Joint Patent. In the event that GlobeImmune or Celgene become aware of any suspected infringement of any GlobeImmune Licensed Patent or any Joint Patent, or such GlobeImmune Licensed Patent or Joint Patent is challenged in any action or proceeding (other than any oppositions, cancellations, interferences, reissue proceedings, or reexaminations, which are addressed above) (any of the foregoing, an “Infringement Action”), such Party shall notify the other Party promptly, and following such notification, the Parties shall confer.

8.3.2 Enforcement by GlobeImmune.

(a) As between the Parties, (i) prior to the exercise of a Celgene Program Option by Celgene, GlobeImmune will have the first right, but not an obligation to, bring any Infringement Action with respect to the GlobeImmune Licensed Patents (excluding the Joint Patents), and (ii) following the exercise of a Celgene Program Option by Celgene, GlobeImmune will have the first right, but not an obligation to, bring any Infringement Action with respect to the Platform Patents (or, to the extent the Platform Patents have non- Platform Claims, then with respect to the Platform Claims) that are within GlobeImmune Licensed Patents (excluding the Joint Patents), in each case, at its own expense, in its own name and entirely under its own direction and control, subject to Section 8.3.4.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) If Celgene has the first right to bring any Infringement Action with respect to the GlobeImmune Licensed Patents (including the Joint Patents) pursuant to Section 8.3.3 and elects not to timely settle or bring any action as described therein, then GlobeImmune shall have the right, but not the obligation, to bring such Infringement Action at its own expense, in its own name and entirely under its own direction and control, subject to Section 8.3.4.

8.3.3 Enforcement by Celgene.

(a) Celgene will have the first right, but not an obligation, to bring any Infringement Action with respect to the Joint Patents, at its own expense, in its own name and entirely under its own direction and control, subject to Section 8.3.4. If GlobeImmune believes that any Joint Patents (or claims therein) would be Platform Patents (or Platform Claims) but for the fact that Joint Patents are excluded from “Platform Patents” pursuant to Section 8.2.8(b), GlobeImmune will provide Celgene with written notice, and, if agreed to by Celgene, the Parties shall treat such Joint Patent (or applicable claims therein) as a Platform Patent (or Platform Claim) under this Section 8.3, giving GlobeImmune the first right to enforce such Joint Patent in accordance with Section 8.3.2(a).

(b) To the extent permissible under the Parent Licenses (to the extent such agreement applies to the GlobeImmune Licensed Patents), following the exercise of a Celgene Program Option by Celgene and thereafter during the Term, Celgene will have the first right, but not an obligation to, bring any Infringement Action with respect to the GlobeImmune Licensed Patents (excluding any Joint Patents, which are covered by Section 8.3.3(a), and excluding the Platform Claims) to the extent they relate to a Program for which such Celgene Program Option was exercised, at its own expense, in its own name and entirely under its own direction and control, subject to Section 8.3.4.

(c) If GlobeImmune has the first right to bring any Infringement Action with respect to the GlobeImmune Licensed Patents (including the Platform Claims) pursuant to Section 8.3.2(a) and elects not to timely settle or bring any action as described therein, then Celgene shall have the right, but not the obligation, to bring such action at its own expense, in its own name and entirely under its own direction and control, subject to Section 8.3.4.

(d) For infringement under 35 U.S.C. Section 271(e)(2) where Celgene has exercised a Celgene Program Option under Section 4.1 and where Celgene is the holder of the applicable Regulatory Approval, Celgene, to the extent permissible under the Parent Licenses to the extent such Parent Licenses apply to the GlobeImmune Licensed Patents, has the sole right to initiate legal action or proceedings to enforce all GlobeImmune Licensed Patents licensed to Celgene pursuant to Section 5.1 (excluding the Platform Claims) to the extent they relate to a Program for which such Celgene Program Option was exercised and all Joint Patents (excluding any Joint Patents (or claims therein) that are to be treated as Platform Patents (or Platform Claims) pursuant to Section 8.3.3(a)), in each case, against infringement or misappropriation by Third Parties or defend any declaratory judgment action relating thereto. Such activities shall be at the sole expense of Celgene.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

8.3.4 Procedure for Enforcement.

(a) The non-enforcing Party pursuant to Sections 8.3.2 and 8.3.3 shall reasonably assist the enforcing Party (at the enforcing Party’s expense) in any such action if so requested, and shall lend its name to such actions if reasonably requested by such enforcing Party or required by Laws. The non-enforcing Party shall have the right to participate and be represented in any such action by its own counsel at its own expense. The non-enforcing Party shall cooperate, at the enforcing Party’s cost and expense, with the enforcing Party in investigating or terminating any suspected infringement, whether through legal action, negotiation, or otherwise, including by producing all reasonably pertinent records, papers, information, samples, specimens, and similar items, and directing its employees to testify and grant interviews, upon the request of the enforcing Party. The enforcing Party will keep the non- enforcing Party reasonably informed of the status of the action. The enforcing Party will have an obligation to consult with the non-enforcing Party and will take any comments from the non- enforcing Party into good faith consideration with respect to the infringement, claim construction, or defense of the validity or enforceability of any claim in a GlobeImmune Licensed Patent or Joint Patent. The enforcing Party shall provide to the non-enforcing Party copies of any papers relating to the infringement and/or validity litigation of the involved GlobeImmune Licensed Patent or Joint Patent promptly upon their being filed or received.

(b) If GlobeImmune is the enforcing Party, no settlement of any such Infringement Action which restricts or adversely affects the scope of the licenses granted by GlobeImmune to Celgene under the terms of this Agreement (including the enforceability of a GlobeImmune Licensed Patent or Joint Patent), or which may adversely affect the Commercialization of a Licensed Product, will be entered into by GlobeImmune without the prior written consent of Celgene. If Celgene is the enforcing Party, no settlement of any such Infringement Action which restricts the scope, or adversely affects the enforceability, of a GlobeImmune Licensed Patent or Joint Patent shall be entered into by Celgene without the prior written consent of GlobeImmune, which consent shall not be unreasonably withheld, delayed, or conditioned. [*]

(c) If a Platform Patent with non-Platform Claims is involved in an Infringement Action pursuant to which GlobeImmune has the first right to enforce the Platform Claims of such Patent and Celgene has the first right to enforce the other claims of such Patent, and both Parties elect to exercise such right to enforce, then the Parties shall be co- plaintiffs in the Infringement Action and cooperate with each other; provided that Celgene’s counsel shall be lead counsel in such action. [*]

(d) In the event that (i) a Patent covered by one of the Parent Licenses is at issue in an action under this Section 8.3, (ii) GlobeImmune has a right to enforce the GlobeImmune Licensed Patents under such Parent License, and (iii) Celgene desires to enforce such Patent in accordance with the procedures under this Section 8.3, then GlobeImmune shall [*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

8.3.5 Withdrawal. If either Party brings an action under this Section 8.3 and subsequently ceases to pursue or withdraws from such action, it shall promptly notify the other Party and the other Party may substitute itself for the withdrawing Party under the terms of this Section 8.3.

8.3.6 Damages. In the event that either Party exercises the rights conferred in this Section 8.3 and recovers any damages or other sums in such action or in settlement thereof, such damages or other sums recovered shall first be applied to [*]. Except as provided in Section 8.3.4(c), if after such reimbursement any funds shall remain from such damages or other sums recovered, [*]; provided that, to the extent the Parent Licenses apply to the GlobeImmune Licensed Patents in any action under this Section 8.3, any funds required to be shared with the licensors under such Parent Licenses shall be so shared and the remainder shall be allocated as provided in this Section 8.3.6.

8.4 Non-Collaboration Claims. GlobeImmune and Celgene acknowledge that some Platform Patents may have claims that are not Platform Claims and do not recite a Collaboration Compound, a Celgene Development Compound or a Licensed Product but instead solely recite a compound that is outside the scope of this Agreement [*] (such claims, the “Non-Collaboration Claims”). Celgene acknowledges that Celgene’s Prosecution and enforcement set forth in Section 8.2 and Sections 8.3.2 through 8.3.6 shall not apply to the Non-Collaboration Claims. If a GlobeImmune Licensed Patent has any Non-Collaboration Claims, then (i) the Parties will co-operate to file divisional or continuation applications to separate such Non- Collaboration Claims from the other GlobeImmune Licensed Patent claim(s); and (ii) to the extent such claim(s) cannot be so separated, GlobeImmune will solely control the Prosecution and enforcement of such Non-Collaboration Claims.

8.5 Patent Term Extension. GlobeImmune and Celgene shall each cooperate with one another and shall use Commercially Reasonable Efforts in obtaining patent term extension and Regulatory Exclusivity (including, for example, any pediatric exclusivity extensions as may be available) or supplemental protection certificates or their equivalents in any country with respect to Patents covering the Licensed Products, as applicable. If elections with respect to obtaining such patent term extensions, Regulatory Exclusivity, or supplemental protection certificates are to be made, Celgene shall have the right to make the election to seek patent term extension, Regulatory Exclusivity, or supplemental protection, provided that such election will be made so as to maximize the period of marketing exclusivity for the Licensed Product. For such purpose, for all Regulatory Approvals, Celgene shall provide GlobeImmune with written notice of any expected Regulatory Approval at least thirty (30) days prior to the expected date of Regulatory Approval, as well as notice within three (3) Business Days after receiving each Regulatory Approval confirming the date of such Regulatory Approval.

8.6 Notification of Patent Certification. Each of Celgene and GlobeImmune shall notify and provide the other Party with copies of any allegations of alleged patent

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

invalidity, unenforceability, or non-infringement of a GlobeImmune Licensed Patent pursuant to a Paragraph IV Patent Certification by a Third Party filing an Abbreviated New Drug Application, an application under Section 505(b)(2) or other similar patent certification by a Third Party, and any foreign equivalent thereof. Such notification and copies shall be provided to the other Party within seven (7) days after a Party receives such certification. In addition, upon request of a Party, the other Party shall provide reasonable assistance and cooperation (including making available to such first Party documents possessed by such other Party that are reasonably required by such first Party and making available personnel for interviews and testimony) in any actions reasonably undertaken by such first Party in accordance with Section 8.3 to contest any such patent certification.

8.7 Regulatory Data Protection. To the extent required by or permitted by Law, each Party will use Commercially Reasonable Efforts to promptly, accurately and completely list, with the applicable Regulatory Authorities during the Term, all applicable GlobeImmune Licensed Patents for any Licensed Product Celgene intends to, or has begun to Commercialize, and that have become the subject of a marketing application submitted to FDA, including all so called “Orange Book” listings required under the Hatch-Waxman Act and all so called “Patent Register” listings as required in Canada. Prior to such listings, the Parties will meet to evaluate and identify all applicable Patents. Notwithstanding the preceding sentence, Celgene will retain final decision-making authority as to the listing of all applicable Patents for such compound.

8.8 Defense Against Claims of Infringement of Third Party Patents. If a Third Party asserts that a Patent or other right owned by it is or has been infringed by the manufacture, use, sale, offer for sale, or import of a Celgene Development Compound or Licensed Product in the Territory, the Party first obtaining knowledge of such a claim shall immediately provide the other Party notice of such claim through the JRC along with the related facts in reasonable detail. In such event, unless the Parties otherwise agree, Celgene shall have the first right, but not the obligation, at its expense, to control such defense with respect to such Celgene Development Compound or Licensed Product. Each Party shall cooperate with the defending Party, at the defending Party’s reasonable request and expense, and shall have the right to be represented separately by counsel of its own choice but at its own expense. The defending Party shall also control settlement of such claim; provided, however, that no settlement shall be entered into without the prior consent of the other Party if such settlement would adversely affect the rights and benefits of, or impose or adversely affect any obligations on, the other Party.

8.9 Third Party Agreements.

8.9.1 GlobeImmune shall promptly notify Celgene in writing of any intellectual property rights resulting from the Third Party agreement(s) set forth in Schedule A and Schedule B or any other Third Party agreement(s) existing as of the Effective Date relating to the rights and licenses granted to Celgene hereunder (including any clinical trial or supply agreements); provided that GlobeImmune shall provide such notice not more than fifteen (15) days after receiving notice from such Third Party or after the beginning of any option periods for

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

the negotiation of any licenses under such agreements. If it is necessary to obtain one or more licenses with respect to such intellectual property rights resulting from any such Third Party agreement(s) set forth in Schedule A and Schedule B or otherwise existing as of the Effective Date relating to the rights and licenses granted to Celgene hereunder, then GlobeImmune shall be responsible for entering into a license, subject to the provisions of Section 8.9.4, with respect to such intellectual property rights. If GlobeImmune is unsuccessful in obtaining such rights, then Celgene shall have the right (but not the obligation) to negotiate and obtain rights from such Third Party at its sole discretion but with costs allocated as provided in Section 8.9.5. Unless otherwise agreed by the Parties in writing, GlobeImmune will seek exclusive rights under any such intellectual property rights pursuant to this Section 8.9.1, including under [*].

8.9.2 If either Party reasonably determines that any licenses to any Third Party intellectual property rights are necessary for (i) the Development or Commercialization of a Licensed Product, where such Third Party intellectual property rights are necessary for use of any compound in connection with the relevant Program, or for any license that may be required for the use or exploitation of Licensed Intellectual Property as contemplated under this Agreement for the discovery, research, manufacture, or use of any compound within a Program, or (ii) to manufacture or commercialize any Licensed Product, then such Party will notify the JRC.

8.9.3 Except as otherwise provided in Section 8.9.1, if the JRC determines (with GlobeImmune having the final decision-making authority for a decision related to clause (i) below, with both parties having to agree upon a decision related to clause (ii)(a) below, and with Celgene having the final decision-making authority for a decision related to clause (ii)(b) below) that it is necessary to obtain one or more licenses from one or more Third Parties for such Development and/or Commercialization, then the following will apply: (i) if the intellectual property rights to be licensed are directed to GlobeImmune’s technology as described in the Platform Patents, then GlobeImmune shall be entitled to negotiate the most favorable license, subject to the provisions of Section 8.9.4; and (ii) if the intellectual property rights to be licensed are directed to a Collaboration Compound(s) or Licensed Product(s) (excluding Platform Patents), then (a) prior to the exercise by Celgene of a Celgene Program Option with respect to any such Collaboration Compound or any such Licensed Product, GlobeImmune shall be entitled to negotiate the most favorable license, subject to the provisions of Section 8.9.4; and (b) after the exercise by Celgene of a Celgene Program Option with respect to any such Collaboration Compound or any such Licensed Product, Celgene shall be entitled to negotiate the most favorable license. For clarity, if the intellectual property rights are directed to a Collaboration Compound with respect to which Celgene has exercised its Celgene Program Option and a Collaboration Compound with respect to which Celgene has not exercised its option, Celgene shall nevertheless be entitled to negotiate the license. If the Party with the right to negotiate the license elects not to obtain rights to such Third Party intellectual property, or is unsuccessful in obtaining such rights, then the other Party shall have the right (but not the obligation) to negotiate and obtain rights from such Third Party at its sole discretion and expense; provided that, [*].

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

8.9.4 If GlobeImmune is the party designated to pursue the license, then the following shall apply: (i) GlobeImmune shall keep Celgene fully informed of the status of the negotiations with the Third Party and provide Celgene with copies of all draft agreements; (ii) Celgene may provide comments and suggestions with respect to the negotiation of the agreement with the Third Party, and GlobeImmune shall reasonably consider all comments and suggestions reasonably recommended by Celgene; and (iii) GlobeImmune shall obtain a license that is sublicensable to Celgene in accordance with the terms of this Agreement, treating (unless otherwise agreed by the Parties) the Third Party intellectual property as Licensed Intellectual Property hereunder and treating the agreement licensing such Third Party intellectual property in the same way as the Parent Licenses (including as provided in Section 5.4.3), [*].

8.9.5 GlobeImmune shall bear sole financial responsibility for satisfying in full all costs and payments of any kind (including all upfront fees, annual payments, milestone payments, and royalty payments) owed with respect to the Third Party agreement(s) set forth in Schedule A and Schedule B as of the Effective Date or any Third Party agreement entered into pursuant to Section 8.9.1. Except as otherwise provided in the last sentence of Section 8.9.3, with respect to any Third Party agreement entered into pursuant to this Section 8.9 (other than the Third Party license agreement(s) set forth in Schedule A and Schedule B as of the Effective Date or any Third Party agreement entered into pursuant to Section 8.9.1), the financial responsibility will be divided as follows:

(a) [*];

(b) [*]; and

(c) [*].

9. CONFIDENTIALITY.

9.1 Nondisclosure. Each Party agrees that, during the Term and for a period of [*] thereafter, a Party (the “Receiving Party”) receiving Confidential Information of the other Party (the “Disclosing Party”) (or that has received any such Confidential Information from the other Party prior to the Effective Date) shall (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary industrial information of similar kind and value, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below, and (c) not use such Confidential Information for any purpose except those permitted by this Agreement (it being understood that this clause (c) shall not create or imply any rights or licenses not expressly granted under this Agreement).

9.2 Exceptions. The obligations in Section 9.1 shall not apply with respect to any portion of the Confidential Information that the Receiving Party can show by competent written proof:

9.2.1 is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party hereunder;

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

9.2.2 was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;

9.2.3 is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;

9.2.4 is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party; or

9.2.5 is independently developed by or for the Receiving Party or its Affiliates without reference to or reliance upon the Disclosing Party’s Confidential Information.

9.3 Authorized Disclosure. The Receiving Party may disclose Confidential Information belonging to the Disclosing Party, and Confidential Information deemed to belong to both Parties under the terms of this Agreement, to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

(a) Prosecuting Patents;

(b) Regulatory Filings and obtaining Regulatory Approvals;

(c) Prosecuting or defending litigation, including responding to a subpoena in a third party litigation;

(d) subject to Section 9.5, complying with Laws (including the rules and regulations of the Securities and Exchange Commission or any national securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance; and

(e) disclosure, solely on a “need to know basis,” to Affiliates, any Third Party that is party to any Third Party agreement set forth in Schedule A or Schedule B, potential and future collaborators (including Sublicensees), potential or actual acquirers, merger partners, or assignees permitted under Section 13.4, potential or actual research and Development (or, with respect to Confidential Information deemed to belong to both Parties under the terms of this Agreement, development) collaborators, subcontractors, investment bankers, investors, lenders, or other potential financial partners, and their and each of the Parties’ respective directors, employees, contractors and agents, each of whom prior to disclosure must be bound by written obligations of confidentiality and non-use no less restrictive than the obligations set forth in this Article 9; provided, however, that, in each of the above situations, the Receiving Party shall remain responsible for any failure by any Person who receives

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Information pursuant to this Section 9.3(e) to treat such Confidential Information as required under this Article 9; provided further that, with respect to any disclosure pursuant to a Third Party agreement set forth on Schedule A or Schedule B, the Receiving Party must give the Disclosing Party prior written notice that the Receiving Party intends to make such disclosure, including identifying the Third Party to whom the disclosure will be made.

If and whenever any Confidential Information is disclosed in accordance with this Section 9.3, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (otherwise than by breach of this Agreement). Where reasonably possible and subject to Section 9.5 and other than pursuant to Section 9.3(e), the Receiving Party shall notify the Disclosing Party of the Receiving Party’s intent to make such disclosure pursuant to this Section 9.3 sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information, and the Receiving Party will provide reasonable assistance to the Disclosing Party with respect thereto; provided that, in any event, the Receiving Party will use reasonable measures to ensure confidential treatment of such information.

9.4 Terms of this Agreement. The Parties acknowledge that this Agreement, the Stock Purchase Agreement and all of the respective terms of this Agreement and the Stock Purchase Agreement shall be treated as Confidential Information of both Parties; provided that GlobeImmune shall be permitted to disclose this Agreement and the Stock Purchase Agreement to the extent required under any of the Third Party agreement(s) set forth in Schedule A and Schedule B as of the Effective Date so long as GlobeImmune gives Celgene prior written notice that GlobeImmune intends to make such disclosure, including identifying the Third Party to whom the disclosure will be made.

9.5 Securities Filings. In the event either Party proposes to file with the Securities and Exchange Commission or the securities regulators of any state or other jurisdiction a registration statement or any other disclosure document which describes or refers to the terms and conditions of this Agreement under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable securities Law, the Party shall notify the other Party of such intention and shall provide such other Party with a copy of relevant portions of the proposed filing prior to such filing (and any revisions to such portions of the proposed filing a reasonable time prior to the filing thereof), including any exhibits thereto relating to the terms and conditions of this Agreement, and shall use reasonable and diligent efforts to obtain confidential treatment of the terms and conditions of this Agreement that such other Party requests be kept confidential, and shall only disclose Confidential Information that it is advised by counsel is legally required to be disclosed. No such notice shall be required under this Section 9.5 if the description of or reference to this Agreement contained in the proposed filing has been included in any previous filing made by the either Party hereunder or otherwise approved by the other Party.

9.6 Relationship to Confidentiality Agreement. This Agreement supersedes the Mutual Non-Disclosure Agreement between the Parties executed as of June 15, 2007, and the

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Mutual Non-Disclosure Agreement between the Parties executed as of September 17, 2008; provided that all “Confidential Information” disclosed or received by the Parties thereunder shall be deemed “Confidential Information” hereunder and shall be subject to the terms and conditions of this Agreement.

9.7 Publications.

9.7.1 Publication by Celgene. After exercise of a Celgene Program Option, Celgene may publish or present data and/or results relating to a Celgene Development Compound (and applicable Program) or Licensed Product in scientific journals and/or at scientific conferences, subject to, prior to the date of First Commercial Sale of the applicable Licensed Product, the prior review and comment by GlobeImmune as follows. Prior to the date of First Commercial Sale of an applicable Licensed Product, Celgene shall provide GlobeImmune with any such proposed manuscript relating to any compound within such Program by delivering a copy thereof to GlobeImmune no less than ten (10) days before its intended submission for publication. GlobeImmune shall have five (5) days from its receipt of any such manuscript in which to notify Celgene in writing of any specific objections to the disclosure of Confidential Information of GlobeImmune (including GlobeImmune Licensed Know-How). Prior to the date of First Commercial Sale of an applicable Licensed Product, Celgene shall provide GlobeImmune with any such proposed abstract or presentation relating to any compound within such Program by delivering a copy thereof to GlobeImmune no less than five (5) days before its intended submission for publication or presentation. GlobeImmune shall have three (3) days from its receipt of such abstract or presentation in which to notify Celgene in writing of any specific objections to the disclosure of Confidential Information of GlobeImmune (including GlobeImmune Licensed Know-How). In the event GlobeImmune objects to the manuscript, abstract, or presentation in writing, within the period set forth in this Section 9.7.1, Celgene agrees not to submit the publication or abstract or make the presentation containing the objected-to information, as applicable, until the Parties have agreed to the content of the proposed disclosure, and Celgene shall delete from the proposed disclosure any GlobeImmune Confidential Information upon the reasonable request by GlobeImmune. Once any such manuscript, abstract or presentation is accepted for publication, Celgene will provide GlobeImmune with a copy of the final version of the manuscript, abstract or presentation.

9.7.2 Publication by GlobeImmune. GlobeImmune may publish or present data and/or results relating to, or activities conducted hereunder with respect to, any compound within a Program prior to the exercise of a Celgene Program Option for such Program in scientific journals and/or at scientific conferences, subject to the prior review and comment by Celgene as follows. GlobeImmune shall provide Celgene with any such proposed manuscript relating to any compound within such Program by delivering a copy thereof to Celgene no less than forty-five (45) days before its intended submission for publication. Celgene shall have thirty (30) days from its receipt of any such manuscript in which to notify GlobeImmune in writing of any specific objections to the publication, including objections to the disclosure of Confidential Information of Celgene or objections that will adversely affect any potential Celgene Development Compound or Licensed Product. GlobeImmune shall provide Celgene with any such proposed abstract or presentation relating to any compound within such Program

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

by delivering a copy thereof to Celgene no less than seven (7) days before its intended submission for publication or presentation. Celgene shall have five (5) days from its receipt of such abstract or presentation in which to notify GlobeImmune in writing of any specific objections to the abstract or presentation, including objections to the disclosure of Confidential Information of Celgene or objections that will adversely affect any potential Celgene Development Compound or Licensed Product. In the event Celgene objects to the manuscript, abstract, or presentation in writing, within the period set forth in this Section 9.7.2, GlobeImmune agrees not to submit the manuscript or abstract or make the presentation either entirely or containing the objected-to information, as applicable, until the Parties have agreed to the content of the proposed disclosure, and GlobeImmune shall delete from the proposed disclosure any Celgene Confidential Information upon the reasonable request of Celgene. Once any manuscript, abstract or presentation is accepted for publication, GlobeImmune will provide Celgene with a copy of the final version of the manuscript, abstract or presentation. The Parties acknowledge that manuscripts, abstracts and presentations relating to Collaboration Compounds submitted for publication by GlobeImmune prior to the Effective Date shall not be subject to the above review procedure. Notwithstanding anything to the contrary in this Section 9.7.2, GlobeImmune’s licensors and collaborators shall have the right to publish or present data and/or results relating to any compound within a Program or the activities conducted under this Agreement in scientific journals and/or at scientific conferences to the extent required under any of the Third Party agreement(s) set forth in Schedule A and Schedule B as of the Effective Date; provided that, to the extent GlobeImmune has any rights of prior review or approval, then (a) GlobeImmune shall disclose such publications or presentations to Celgene, and (b) with respect to such publications or presentations, GlobeImmune shall take any action requested by Celgene, including withholding consent to such publication or presentation, to the extent GlobeImmune has the right to take such action under the applicable agreement with such Third Party.

9.7.3 Publication of Clinical Trial Results. Celgene will have the right to publish summaries of results of all Clinical Trials conducted by either Party with respect to a Licensed Product incorporating a Celgene Development Compound or, to the extent required by Law, GlobeImmune Development Compound after the Effective Date on Celgene’s Clinical Trial register; provided, however, that GlobeImmune will have the right to review all proposed publications relating to a GlobeImmune Development Compound prior to submission of such publication. The Parties shall discuss and reasonably cooperate in order to facilitate the process to be employed in order to ensure the publication of any such summaries of Clinical Trials data and results as required on the Clinical Trial registry of each respective Party, and shall provide the other Party at least forty-five (45) days prior notice to review the Clinical Trials results to be published for the purposes of preparing any necessary Patent filings. Notwithstanding anything to the contrary in this Section 9.7.3, GlobeImmune’s clinical trial sites shall have the right to publish summaries of results of Clinical Trials conducted by GlobeImmune at such site with respect to a Licensed Product incorporating a Collaboration Compound to the extent required under the applicable agreement(s) between GlobeImmune and such clinical trial sites.

9.8 Publicity. Upon execution of this Agreement, the Parties shall issue the press release announcing the existence of this Agreement in the form and substance as set forth

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

in Exhibit 9.8, attached hereto and incorporated herein. Each Party agrees not to issue any other press release or other public statement disclosing additional information relating to this Agreement, the activities hereunder, or the transactions contemplated hereby or using the name or Trademark of the other Party or its employees, in either case, without the prior written consent of the other Party, except that either Party may disclose such information to actual or potential partners, investors, bankers, or acquirors pursuant to Section 9.3(e); provided, however, that such Party shall remain responsible for any failure by any such party who receives such information to treat such information as required under this Article 9. Notwithstanding the foregoing, any disclosure that is required by Laws (including the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), or the rules of a securities exchange or the Securities and Exchange Commission or the securities regulations of any state or other jurisdiction, as reasonably advised by the disclosing Party’s counsel, may be made; provided, however, that any such required disclosure will not contain confidential business or technical information, including Confidential Information, and, if disclosure of such information is required by Laws or such rules or regulations, the Parties will comply with Sections 9.3(d) and 9.5, as applicable, and will use appropriate reasonable and diligent efforts to minimize such disclosure and obtain confidential treatment for any such information that is disclosed to a governmental agency. Each Party agrees to provide to the other Party a copy of any public announcement regarding this Agreement or the subject matter thereof as soon as reasonably practicable under the circumstances prior to its scheduled release. Except under extraordinary circumstances, each Party shall provide the other with an advance copy of any such announcement at least three (3) Business Days prior to its scheduled release. Each Party shall have the right to expeditiously review and recommend changes to any such announcement and, except as otherwise required by Laws or such rules or regulations, the Party whose announcement has been reviewed shall remove any Confidential Information of the reviewing Party that the reviewing Party deems to be inappropriate for disclosure. The contents of any announcement or similar publicity that has been reviewed and approved by the reviewing Party (including the press release set forth in Exhibit 9.8) can be re-released by either Party without a requirement for re-approval.

10. INDEMNITY AND INSURANCE.

10.1 Celgene Indemnity.

10.1.1 Celgene shall indemnify, defend, and hold harmless GlobeImmune and its Affiliates, and their respective officers, directors, employees, agents, licensors, and their respective successors, heirs and assigns, and representatives (the “GlobeImmune Indemnitees”), from and against any and all Third Party claims, threatened claims, damages, losses, suits, proceedings, liabilities, costs (including reasonable legal expenses, costs of litigation and reasonable attorney’s fees), or judgments, whether for money or equitable relief, of any kind (“Third Party Losses and Claims”), to the extent arising out of or relating to, directly or indirectly: (a) the negligence, recklessness, or wrongful intentional acts or omissions of Celgene, its Affiliates, and/or its Sublicensees and its or their respective directors, officers, employees, and agents, in connection with Celgene’s performance of its obligations or exercise of its rights under this Agreement; (b) any breach by Celgene of any representation, warranty, or

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

covenant set forth in this Agreement; (c) except to the extent that such Third Party Losses and Claims are subject to GlobeImmune’s indemnification obligations under Section 10.2, the research, Development, Commercialization, transfer, commercial manufacture, labeling, or handling or storage of any Licensed Product by or on behalf of Celgene or any of its Affiliates, Sublicensees, agents, and contractors (other than by GlobeImmune), including for each of clauses (a), (b) and (c) above, claims and threatened claims based on (i) product liability, bodily injury, risk of bodily injury, death, or property damage or (ii) the failure to comply with Law; except in any such case for Third Party Losses and Claims to the extent reasonably attributable to any GlobeImmune Indemnitee having committed an act or acts of negligence, recklessness, or willful misconduct.

10.1.2 Celgene shall indemnify and hold [*] harmless from and against all liability, demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or property damage in connection with or arising out of (a) the use by or on behalf of Celgene, its sublicensees, directors, or employees of any GlobeImmune Licensed Patents to the extent sublicensed under [*]; or (b) the design, manufacture, distribution, or use by Celgene, its sublicensees, directors, or employees of any Licensed Products developed in connection with or arising out of the GlobeImmune Licensed Patents to the extent sublicensed under [*].

10.1.3 To the extent a Licensed Product under this Agreement is also [*], Celgene, its Affiliates and Sublicensees shall indemnify, hold harmless and defend [*] against any and all claims, suits, losses, damage costs, fees, and expenses resulting from or arising out of the manufacture, use or sale of such Licensed Product by Celgene, its Affiliates and Sublicensees or its customers, including but not limited to any damages, losses or liabilities whatsoever with respect to death or injury to any person and damage to any property arising from the possession, use or operation of such Licensed Products by Celgene, its Affiliates or Sublicensees or their customers, in any manner whatsoever; provided that Celgene is given prompt notice of any claim or suit for which indemnification is sought and provided that Celgene, its Affiliates and Sublicensees shall not indemnify any such party for claims that result from the gross negligence, or willful misconduct of such party.

10.1.4 Celgene agrees to indemnify, defend and hold harmless the University Technology Corporation, the University of Colorado, and their respective trustees, directors, officers, employees and Affiliates (each a “CU Indemnitee”) from and against any claims and expenses, including reasonable attorneys’ fees and other legal expenses, arising out of any death or injury to any Person or Persons caused or allegedly caused by Celgene or by any Licensed Product (to the extent a Licensed Product under this Agreement is also a “Licensed Product” or “Licensed Process” as defined under CU Agreement) sold by or on behalf of Celgene; provided, however, that no CU Indemnitee shall be indemnified under this Agreement for its own negligence or the negligence of any other CU Indemnitee.

10.1.5 Notwithstanding Celgene’s agreement to indemnify (i) [*] and certain other parties pursuant to Section 10.1.2, which indemnification [*] the Parties acknowledge is required pursuant to [*], (ii) [*] and certain other parties pursuant to Section 10.1.3, which indemnification the Parties acknowledge is required pursuant to [*]; (iii) University Technology Corporation and certain other parties pursuant to Section 10.1.4, which indemnification the Parties acknowledge is required pursuant to Section 10.1 of the CU Agreement, as between GlobeImmune and Celgene, the obligation to indemnify the [*], and such other parties, as the case may be, will be allocated between GlobeImmune and Celgene in accordance with Sections 10.1.1 and 10.2 hereof.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

10.2 GlobeImmune Indemnity. GlobeImmune shall indemnify, defend, and hold harmless Celgene and its Affiliates, and their respective officers, directors, employees, agents, licensors, and their respective successors, heirs and assigns, and representatives (the “Celgene Indemnitees”), from and against any and all Third Party Losses and Claims, to the extent arising out of or relating to, directly or indirectly: (a) the negligence, recklessness, or wrongful intentional acts or omissions of GlobeImmune, its Affiliates, and/or its sublicensees (excluding Celgene) and its or their respective directors, officers, employees, and agents, in connection with GlobeImmune’s performance of its obligations or exercise of its rights under this Agreement; (b) any breach by GlobeImmune of any representation, warranty, or covenant set forth in this Agreement; (c) the research, Development, Commercialization, use, transfer, handling, storage, labeling, or manufacture of any Collaboration Compound or Licensed Product by or on behalf of GlobeImmune or any of its Affiliates, sublicensees (excluding Celgene), agents, and contractors, including for each of clauses (a), (b) and (c) above, claims and threatened claims based on (i) product liability, bodily injury, risk of bodily injury, death, or property damage or (ii) the failure to comply with Law; except in any such case for Third Party Losses and Claims to the extent reasonably attributable to any Celgene Indemnitee having committed an act or acts of negligence, recklessness, or willful misconduct.

10.3 Indemnification Procedure. A claim to which indemnification applies under Section 10.1 or Section 10.2 shall be referred to herein as an “Indemnification Claim.” If any Person or Persons (collectively, the “Indemnitee”) intends to claim indemnification under this Article 10, the Indemnitee shall notify the other Party (the “Indemnitor”) in writing promptly upon becoming aware of any claim that may be an Indemnification Claim (it being understood and agreed, however, that the failure by an Indemnitee to give such notice shall not relieve the Indemnitor of its indemnification obligation under this Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice). The Indemnitor shall have the right to assume and control the defense of the Indemnification Claim at its own expense with counsel selected by the Indemnitor and reasonably acceptable to the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and the Indemnitor; provided that the Indemnitor shall not be obligated to pay the fees of more than one counsel retained by all Indemnitees. If the Indemnitor does not assume the defense of the Indemnification Claim as described in this Section 10.3 above, the Indemnitee may defend the Indemnification Claim but shall have no obligation to do so. The Indemnitee shall not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, and the Indemnitor shall not settle or compromise the Indemnification Claim in any manner which would have an adverse effect on the Indemnitee’s interests (including any rights under this Agreement or the scope or enforceability of the GlobeImmune Licensed Patents or GlobeImmune Licensed Know-How), without the prior written consent of the Indemnitee, which consent, in each case, shall not be unreasonably withheld or delayed. The Indemnitee shall reasonably cooperate with the

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Indemnitor at the Indemnitor’s reasonable expense and shall make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information shall be subject to Article 9.

10.4 Insurance.

10.4.1 By Celgene. Celgene shall, beginning with the exercise of the first Celgene Program Option, maintain at all times thereafter during the Term, and until the later of (a) [*] or (b) [*], commercial general liability insurance from a recognized, creditworthy insurance company, with coverage limits of at least [*] per claim and annual aggregate, before Celgene conducts any Development and/or Commercialization activities with respect to any Celgene Development Compound. Celgene may elect to self-insure all or parts of the limits described above. The commercial general liability insurance shall include coverage for products–completed operations and clinical trial activity. The minimum level of insurance set forth herein shall not be construed to create a limit on Celgene’s liability hereunder. Within ten (10) days following written request from GlobeImmune, Celgene shall furnish to GlobeImmune a certificate of insurance evidencing such coverage as of the date. In the case of a modification or cancellation of such coverage, Celgene shall notify GlobeImmune and promptly provide GlobeImmune with a new certificate of insurance evidencing that Celgene’s coverage meets the requirements of this Section 10.4.1.

10.4.2 By GlobeImmune. GlobeImmune shall, beginning with the initiation of the first Clinical Trial for any compound within a Program, maintain at all times thereafter during the Term, and until the later of (a) [*] or (b) [*], commercial general liability insurance from a recognized, creditworthy insurance company, with coverage limits of at least [*] per claim and annual aggregate, before GlobeImmune enters Clinical Trials with respect to any Collaboration Compound. The commercial general liability insurance shall include coverage for products–completed operations and clinical trial activity. The minimum level of insurance set forth herein shall not be construed to create a limit on GlobeImmune’s liability hereunder. Within ten (10) days following written request from Celgene, GlobeImmune shall furnish to Celgene a certificate of insurance evidencing such coverage as of the date. In the case of a modification or cancellation of such coverage, GlobeImmune shall notify Celgene and promptly provide Celgene with a new certificate of insurance evidencing that GlobeImmune’s coverage meets the requirements of this Section 10.4.2.

11. TERM AND TERMINATION.

11.1 Term; Expiration. This Agreement shall become effective as of the Effective Date and shall continue in force and effect until expiration as described in this Section 11.1, unless earlier terminated pursuant to Section 11.2, 11.3, or 11.4, and shall expire as follows:

11.1.1 on a Program-by-Program and country-by-country basis, on the date of expiration of all payment obligations of Celgene under this Agreement with respect to each Program in each country, as applicable;

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

11.1.2 in its entirety upon the expiration of all payment obligations under this Agreement with respect to the last Licensed Product Commercialized in the last country in the Territory; or

11.1.3 if Celgene does not exercise the Celgene Program Option in accordance with Section 4.1 with respect to at least one (1) Drug Candidate Program during the Celgene Program Option Period, the Celgene Program Options to any Future Programs will expire [*] following the expiration of the last Celgene Program Option Period for the Drug Candidate Programs; and, if Celgene does not exercise at least one (1) Celgene Program Option in accordance with Section 4.1 with respect to any Future Program during such [*] period, then this Agreement will terminate in its entirety; provided that, if Celgene does exercise the Celgene Program Option in accordance with Section 4.1 with respect to at least one (1) Drug Candidate Program or Future Program during the applicable Celgene Program Option Period for such Program, Celgene’s right to exercise the Celgene Program Option with respect to any Future Program shall not terminate but, on a Future Program-by-Future Program basis, shall be subject to expiration in accordance with the terms set forth in Section 4.1.2, and this Agreement shall not terminate, pursuant to this Section 11.1.3.

The period beginning on the Effective Date and ending on expiration or termination of this Agreement, or as the case may be, until the date of expiration or termination of a Program, shall be the “Term” of this Agreement in its entirety or with respect to a given Program, as applicable.

11.2 Termination for Cause.

11.2.1 Material Breach. Either Party (the “Non-Breaching Party”) may, without prejudice to any other remedies available to it at law or in equity, terminate this Agreement in its entirety, or terminate any Program that is affected by a material breach, in its sole discretion, in the event the other Party (the “Breaching Party”) has materially breached this Agreement, and such breach has continued for ninety (90) days (the “Cure Period”) after written notice thereof is provided to the Breaching Party by the Non-Breaching Party, such notice describing the alleged material breach in sufficient detail to put the Breaching Party on notice; provided that, if such breach is not susceptible to cure within the Cure Period, then, the Non-Breaching Party’s right to termination shall be suspended only if and for so long as the Breaching Party has provided to the Non-Breaching Party a written plan that is reasonably calculated to effect a cure and such plan is reasonably acceptable to the Non-Breaching Party, and the Breaching Party commits to and does carry out such plan.

11.2.2 Disagreement as to Material Breach; Cure Period. If the Parties reasonably and in good faith disagree as to whether there has been a material breach, the Party that disputes that there has been a material breach may contest the allegation in accordance with Article 12. Notwithstanding the preceding sentence, the Cure Period for any allegation made in good faith as to a material breach under this Agreement will run from the date that written notice thereof was first provided to the Breaching Party by the Non-Breaching Party. The right of either Party to terminate this Agreement, or a Program, as provided in this Section 11.2, shall not be affected in any way by such Party’s waiver or failure to take action with

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

respect to any previous default. It is understood and acknowledged that, during the pendency of such a dispute, all of the terms and conditions of this Agreement shall remain in effect, and the Parties shall continue to perform all of their respective obligations under this Agreement.

11.3 Celgene Unilateral Termination Rights.

11.3.1 Termination of Agreement in Its Entirety. Celgene may, in its sole discretion, exercisable at any time during the Term, terminate this Agreement in its entirety for any reason or no reason at all, effective, subject to Section 11.3.3, upon one hundred twenty (120) days written notice to GlobeImmune.

11.3.2 Termination on a Program-by-Program basis. Celgene may, in its sole discretion, exercisable at any time during the Term, terminate this Agreement on a Program-by-Program basis for any reason or no reason at all, effective, subject to Section 11.3.3, upon one hundred twenty (120) days written notice to GlobeImmune. This Agreement shall continue in full force as to all other Programs, notwithstanding such termination.

11.3.3 Transfer of Clinical Program. In the event that Celgene has Commenced any Clinical Trial(s) with respect to any Celgene Development Compound or Licensed Product in any Program(s) terminated pursuant to Section 11.3.1 or 11.3.2, Celgene, at GlobeImmune’s election but subject to any Third Party contracts, will transfer all activities with respect to such Clinical Trial(s) to GlobeImmune or terminate the Clinical Trial in accordance with applicable Law.

11.4 Termination for Insolvency. To the extent permitted under Law, either Party may terminate this Agreement, (a) if, at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, or (b) if the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within ninety (90) days after the filing thereof, or (c) if the other Party shall propose or be a party to any dissolution or liquidation, or (d) if the other Party shall make an assignment of substantially all of its assets for the benefit of creditors. Each Party agrees to give the other Party prompt notice of the foregoing events giving rise to termination under this Section 11.4. All rights and licenses granted under or pursuant to any section of this Agreement are and shall otherwise be deemed to be for purposes of Section 365(n) of Title 11, United States Code (the “Bankruptcy Code”) licenses of rights to “intellectual property” as defined in Section 101(35A) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. All materials required to be delivered by the non-bankrupt Party under this Agreement (including all manufacturing information), and all materials relating to the Licensed Intellectual Property that, in the course of dealing between the Parties under this Agreement, are or would be customarily delivered, shall be considered to be “embodiments” of such intellectual property for purposes of Section 365(n) of the Bankruptcy Code. Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate of, or complete access to, any intellectual property licensed to the non-bankrupt

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Party, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement. All written agreements entered into in connection with the Parties’ performance under this Agreement from time to time shall be considered agreements “supplementary” to this Agreement for purposes of Section 365(n) of the Bankruptcy Code.

11.5 Consequences of Expiration or Termination. All of the following effects of expiration or termination, as applicable, are in addition to the other rights and remedies that may be available to the Parties at law or in equity.

11.5.1 Consequences of Expiration of the Term. Upon expiration of the Term, as determined on a Program-by-Program and country-by-country basis, Celgene shall have an exclusive, fully-paid, royalty-free, perpetual right and license, with the right to grant sublicenses, under all GlobeImmune Licensed Patents and GlobeImmune Licensed Know-How to use, sell, offer to sell, import, make and have made any Celgene Development Compound and any Licensed Product containing any such Celgene Development Compound within such Program in the Field and in the Territory.

11.5.2 Consequences of Termination of this Agreement by Celgene Pursuant to Section 11.3.1 or by GlobeImmune Pursuant to Section 11.1.3, 11.2.1, or 11.4. In the event of a termination of this Agreement in its entirety by Celgene pursuant to Section 11.3.1 or a termination of this Agreement in its entirety by GlobeImmune pursuant to Section 11.1.3 (failure to exercise any option) or 11.2.1 (for cause) or 11.4 (insolvency):

(a) Notwithstanding anything contained in this Agreement to the contrary, all rights and licenses granted herein to Celgene with respect to any Collaboration Compounds within Programs (including all Celgene Program Options), and Celgene Development Compounds and Licensed Products (if Celgene has exercised any Celgene Program Options), shall terminate;

(b) all payment obligations hereunder shall terminate, other than those that are accrued and unpaid as of the effective date of such termination;

(c) all Collaboration Compounds within Programs, and Celgene Development Compounds and Licensed Products (if Celgene has exercised any Celgene Program Options), shall be deemed to be GlobeImmune Development Compounds, and GlobeImmune will thereafter have all rights previously licensed to Celgene hereunder, itself or with a Third Party or through a Third Party sublicensee, to Develop and Commercialize such GlobeImmune Development Compounds at GlobeImmune’s sole discretion;

(d) Celgene shall negotiate in good faith with GlobeImmune with respect to Celgene granting to GlobeImmune a royalty-bearing license under any Patents or Know-How Controlled by Celgene that Celgene both actually uses and are necessary to Develop or Commercialize any Celgene Development Compounds and Licensed Products in a Program with respect to which Celgene has exercised its Celgene Program Option, which Celgene

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Development Compounds and Licensed Products have become GlobeImmune Development Compounds by virtue of the termination of this Agreement by Celgene pursuant to Section 11.3.1 or by GlobeImmune pursuant to Section 11.2.1 (for cause) or Section 11.4 (insolvency);

(e) Celgene shall promptly either, at GlobeImmune’s election, return to GlobeImmune or destroy, at no cost to GlobeImmune, all GlobeImmune Licensed Know-How, materials, and other data and information transferred by GlobeImmune to Celgene, including all GlobeImmune Licensed Know-How, materials, and other information transferred to Celgene pursuant to Section 5.5; and GlobeImmune, except as provided in Section 11.5.2(f) or 11.5.2(g) shall promptly either, at Celgene’s election, return to Celgene or destroy, at no cost to Celgene, all Celgene Confidential Information;

(f) Celgene will provide, as soon as reasonably practical after Celgene’s notice of such termination, to GlobeImmune, to the extent permitted under any applicable Third Party contract, (i) any information, materials, and data for, including copies of all clinical study data and results, and all other information, and the like developed by or for the benefit of Celgene directly and solely relating to the GlobeImmune Development Compounds, and (ii) other documents to the extent directly and solely related to the GlobeImmune Development Compounds that are necessary in the continued Development and Commercialization of such GlobeImmune Development Compounds (including material documents and agreements relating to the sourcing and manufacture of a product or, to the extent the First Commercial Sale of a product has occurred, for sale, promotion, distribution, sale or use of a product) throughout the Territory. Celgene will cooperate with GlobeImmune to provide a smooth transfer of such material information, materials, data, and documents. Notwithstanding the foregoing, this Section 11.5.2(f) shall not apply in the case of a termination of this Agreement in its entirety by GlobeImmune pursuant to Section 11.1.3 (failure to exercise any option); and

(g) Celgene shall assign to GlobeImmune any and all Regulatory Filings directly and solely related to any GlobeImmune Development Compounds, including any INDs and NDAs; provided that this Section 11.5.2(g) shall not apply in the case of a termination of this Agreement in its entirety by GlobeImmune pursuant to Section 11.1.3 (failure to exercise any option).

11.5.3 Consequences of Termination of a Program by Celgene for Failure to Exercise a Celgene Program Option as described in Sections 4.1.3 and 4.1.7 or Pursuant to Section 11.3.2, or by GlobeImmune Pursuant to Section 11.2.1. In the event of a termination by: (1) Celgene with respect to a Program for a failure to exercise the Celgene Program Option for such Program as described in Sections 4.1.3 and 4.1.7, (2) Celgene with respect to a Program pursuant to Section 11.3.2 (at-will termination), or (3) GlobeImmune with respect to a Program pursuant to Section 11.2.1 (for cause):

(a) Notwithstanding anything contained herein to the contrary, all rights and licenses granted herein to Celgene with respect to such Program (including all Celgene Program Options) shall terminate;

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) any Celgene Program Options (other than for such terminated program) that are in effect as of the date of such termination shall remain in full force and effect, in accordance with their terms;

(c) all of Celgene’s payment obligations under Article 6 shall terminate with respect to such Program, other than those which are accrued and unpaid as of the effective date of termination;

(d) all Collaboration Compounds within such terminated Program, and Celgene Development Compounds and Licensed Products (if Celgene has exercised any Celgene Program Options) within such Program, shall be deemed to be GlobeImmune Development Compounds, and GlobeImmune will thereafter have all rights previously licensed to Celgene hereunder, itself or with a Third Party or through a Third Party sublicensee, to Develop and Commercialize such GlobeImmune Development Compounds at GlobeImmune’s sole discretion;

(e) Celgene shall negotiate in good faith with GlobeImmune with respect to Celgene granting to GlobeImmune a royalty-bearing license under any Patents or Know-How Controlled by Celgene that Celgene both actually uses and are necessary to Develop or Commercialize any Celgene Development Compounds and Licensed Products in a Program with respect to which Celgene has exercised its Celgene Program Option, which Celgene Development Compounds and Licensed Products have become GlobeImmune Development Compounds by virtue of the termination of a Program by Celgene pursuant to Section 11.3.2 or by GlobeImmune pursuant to Section 11.2.1 (for cause);

(f) Section 4.4 and all other Celgene obligations hereunder related to such Program shall terminate in their entireties with respect to such Program;

(g) Celgene shall promptly either, at GlobeImmune’s election, return to GlobeImmune or destroy, at no cost to GlobeImmune, all GlobeImmune Licensed Know-How, materials, and other data and information transferred by GlobeImmune to Celgene with respect to such terminated Program, including all GlobeImmune Licensed Know-How, materials, and other information transferred to Celgene with respect to such terminated Program pursuant to Section 5.5; and GlobeImmune, except as provided in Section 11.5.3(h) or 11.5.3(i), shall promptly either, at Celgene’s election, return to Celgene or destroy, at no cost to Celgene, all Celgene Confidential Information. Notwithstanding the foregoing, this Section 11.5.3(g) shall only apply to the extent the know-how, materials, data, and information to be returned or destroyed are not related to another Program with respect to which this Agreement continues, which know-how, materials, data, and information may be retained by Celgene or GlobeImmune, as applicable, for use with such other Program in accordance with this Agreement;

(h) Celgene will provide, as soon as reasonably practical after Celgene’s notice of such termination, to GlobeImmune, to the extent permitted under any applicable Third Party contract, (i) any information, materials, and data for, including copies of all clinical study data and results, and all other information, and the like developed by or for the

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

benefit of Celgene directly and solely relating to the GlobeImmune Development Compounds within, such terminated Program, and (ii) other documents to the extent directly and solely related to the GlobeImmune Development Compounds that are necessary in the continued Development and Commercialization of such GlobeImmune Development Compounds (including material documents and agreements relating to the sourcing and manufacture of a product or, to the extent the First Commercial Sale of a product has occurred, for sale, promotion, distribution, sale or use of a product) throughout the Territory. Celgene will cooperate with GlobeImmune to provide a smooth transfer of such material information, materials, data, and documents. Notwithstanding the foregoing, this Section 11.5.3(h) (x) shall only apply to the extent the information, materials, data, and documents to be provided are not related to another Program with respect to which this Agreement continues, which information, materials, data, and documents may be retained by Celgene for use with such other Program in accordance with this Agreement, and (y) shall not apply in the case of a termination of a Program by Celgene for failure to exercise a Celgene Program Option as described in Sections 4.1.3 and 4.1.7;

(i) Celgene shall assign to GlobeImmune any and all Regulatory Filings directly and solely related to any GlobeImmune Development Compounds, including any INDs and NDAs, within such terminated Program; provided that this Section 11.5.3(i) shall not apply in the case of a termination of a Program by Celgene for failure to exercise a Celgene Program Option as described in Sections 4.1.3 and 4.1.7.

11.5.4 Consequences of Termination by Celgene Pursuant to Section 11.2 or 11.4. In the event of termination by Celgene of this Agreement in its entirety or with respect to a Program pursuant to Section 11.2 (for cause) or pursuant to Section 11.4 (insolvency):

(a) (i) all licenses granted to Celgene with respect to a Program for which Celgene previously exercised its Celgene Program Option in accordance with Section 4.1 shall continue in full force in perpetuity; (ii) [*]; (iii) [*]; provided that, if Celgene terminated this Agreement pursuant to Section 11.2 (for cause) for GlobeImmune’s failure to provide Celgene with information and access to the Licensed Intellectual Property needed for Celgene to perform its obligations hereunder, then all such future milestones shall [*]; and (iv) all Net Sales milestones payable by Celgene under Section 6.2.5 shall [*]; provided that, to the extent that payments owed under the Parent Licenses based on activities of Celgene in exercising such licenses with respect to each such Program exceed the amounts paid by Celgene to GlobeImmune pursuant to this Section 11.5.4(a), Celgene shall be responsible for paying such excess amounts to the licensors under such Parent Licenses;

(b) all Celgene Program Options that are pending as of the effective date of such termination by Celgene shall continue under their terms, and Celgene shall have the right immediately on such termination to exercise any Celgene Program Options that are so pending. For purposes hereof, a Celgene Program Option will be deemed “pending” for (x) each Drug Candidate that has not yet become a Celgene Development Compound or GlobeImmune Development Compound, even if all Clinical Trials set forth in the Initial

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Development Plan for such Drug Candidate have not yet been Completed; and (y) each Future Program Compound that has been identified by GlobeImmune and has not yet become a Celgene Development Compound or GlobeImmune Development Compound, even if an IND for such Future Program Compound has not yet been accepted. With respect to each pending Celgene Program Option, GlobeImmune will provide an Initial Development Program Report or Initial Future Compound Report, as applicable, based on the information that is available at the time of termination, and Celgene’s [*] Celgene Program Option Period will begin upon delivery of such report in accordance with Section 4.1. If Celgene exercises such Celgene Program Options, (i) all licenses granted to Celgene with respect to a Program for which Celgene exercises its Celgene Program Option shall continue in full force in perpetuity; (ii) [*]; and (iii) [*]; provided that, to the extent that payments owed under the Parent Licenses based on activities of Celgene in exercising such licenses with respect to each such Program, exceed the amounts paid by Celgene to GlobeImmune pursuant to this Section 11.5.4(b), Celgene shall be responsible for paying such excess amounts to the licensors under such Parent Licenses; and

(c) GlobeImmune shall promptly either, at Celgene’s election, return to Celgene or destroy, at no cost to Celgene, all Celgene Confidential Information, materials, and other data and information transferred by Celgene to GlobeImmune.

11.5.5 Sell-Down. If Celgene, its Affiliates or Sublicensees at termination of this Agreement possess Licensed Product, have started the manufacture thereof or have accepted orders therefor, Celgene, its Affiliates or Sublicensees shall have the right, for up to one year following the date of termination, to sell their inventories thereof, complete the manufacture thereof and Commercialize such fully-manufactured Licensed Product, in order to fulfill such accepted orders or distribute such fully-manufactured Licensed Product, subject to the obligation of Celgene to pay GlobeImmune any and all payments as provided in this Agreement.

11.6 Survival. The following provisions shall survive termination or expiration of this Agreement in its entirety, as well as any other provision which by its terms or by the context thereof, is intended to survive such termination: Articles 1, 6 (to the extent payments due thereunder remain unpaid at termination or expiration and reporting obligations or audit rights thereunder survive in accordance with Sections 6.4, 6.6, and 6.7), 9 (for the period set forth in Section 9.1), 10, 12, and 13 and Sections 3.2.8, 5.2.5, 5.4, 7.5, 7.6, 8.1, 11.5 (as applicable), and 11.6. In addition to the foregoing, and in addition to the provisions identified in Section 11.5.4 and as surviving (in some cases in a modified form) in the event that Celgene shall terminate this Agreement under Section 11.2.1 (for cause) or 11.4 (insolvency), with the effect set forth in Section 11.5.4, then Sections 5.1, 5.5, 8.2 through 8.6, and 8.8 shall also survive such termination as and to the extent applicable to those Celgene Development Compounds and Licensed Products for which Celgene obtains and maintains its license rights under Section 5.1 as of and after the effective date of termination of this Agreement in accordance with Section 11.5.4. Termination or expiration of this Agreement shall not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity, subject to Article 12, with respect to any breach of this Agreement nor prejudice either Party’s right to obtain performance of any obligation. All other rights, licenses and obligations shall terminate upon expiration of this Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

12. DISPUTE RESOLUTION.

12.1 Exclusive Dispute Resolution Mechanism. The Parties agree that the procedures set forth in this Article 12 shall be the exclusive mechanism for resolving any dispute, controversy, or claim (collectively, “Disputes”) between the Parties that may arise from time to time pursuant to this Agreement relating to any Party’s rights and/or obligations hereunder that cannot be resolved through good faith negotiation between the Parties.

12.2 Resolution by Executive Officers. Except as otherwise provided in this Agreement, in the event of any dispute between the Parties in connection with this Agreement, the construction hereof, or the rights, duties or liabilities of either Party hereunder, the Parties shall first attempt in good faith to resolve such dispute by negotiation and consultation between themselves. In the event that such dispute is not resolved on an informal basis within ten (10) Business Days, either Party may, by written notice to the other Party, refer the dispute to the other Party for attempted resolution by good faith negotiation within thirty (30) days after such notice is received. Any disputes relating to Programs shall be referred to executive officers designated by the Parties for attempted resolution. Such officers, or their designees, shall attempt in good faith to promptly resolve such dispute. In the event that any matter is not resolved under the foregoing provisions, each Party may, at its sole discretion, seek resolution of such matter in accordance with Section 12.3.

12.3 Submission to Court for Resolution. Subject to Section 12.2, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts located in the Southern District of New York for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts. The Parties irrevocably and unconditionally waive their right to a jury trial. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement in the courts of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 13.2 shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

13. MISCELLANEOUS.

13.1 Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

13.2 Notices. Any notice required or permitted to be given by this Agreement shall be in writing and shall be (a) delivered by hand or by overnight courier with tracking capabilities, (b) mailed postage prepaid by first class, registered or certified mail, or (c) delivered by facsimile followed by delivery via the either of the methods set forth in Sections 13.2(a) and (b), in each case, addressed as set forth below unless changed by notice so given:

If to Celgene:

Celgene Corporation

86 Morris Avenue

Summit, New Jersey 07901 U.S.A.

Attention: Jean-Pierre Bizzari

Facsimile: (908) 673-9001

With copies to:

Celgene Corporation

86 Morris Avenue

Summit, New Jersey 07901 U.S.A.

Attention: Legal Department

Fax: (908) 673-2771

and:

Celgene Corporation

4550 Towne Centre Court

San Diego, California 92121 U.S.A.

Attention: Isaac Ciechanover

Fax: (908) 673-2769

If to GlobeImmune:

GlobeImmune, Inc.

1450 Infinite Drive

Louisville, Colorado 80027 U.S.A.

Attention: Chief Executive Officer

Facsimile: (303) 625-2810

Any such notice shall be deemed given on the date received. A Party may add, delete, or change the person or address to which notices should be sent at any time upon written notice delivered to the Party’s notices in accordance with this Section 13.2.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

13.3 Force Majeure. Except for the payment of money, neither Party shall be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to causes beyond its reasonable control, including acts of God, fires, earthquakes, acts of war, terrorism, or civil unrest (“Force Majeure”); provided, however, that the affected Party promptly notifies the other Party and further provided that the affected Party shall use its Commercially Reasonable Efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the Parties shall negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution.

13.4 Assignment. Neither Party may, without the consent of the other Party, assign or transfer any of its rights and obligations hereunder; provided that no such consent is required for an assignment or transfer to an Affiliate of or to a successor in interest by reason of merger or consolidation or sale of all or substantially all of the assets of such Party relating to the subject matter of this Agreement; provided further that (a) with respect to an assignment to a successor in interest, such assignment includes all rights and obligations under this Agreement, (b) such successor in interest or Affiliate shall have agreed as of such assignment or transfer to be bound by the terms of this Agreement in a writing provided to the non-assigning Party, and (c) where this Agreement is assigned or transferred to an Affiliate, the assigning Party remains responsible for the performance of this Agreement. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding on the Parties’ successors and assigns. Any assignment or transfer in violation of the foregoing shall be null and void and wholly invalid, the assignee or transferee in any such assignment or transfer shall acquire no rights whatsoever, and the non-assigning, non-transferring Party shall not recognize, nor shall it be required to recognize, such assignment or transfer.

13.5 Waivers and Modifications. The failure of any Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion. No waiver, modification, release or amendment of any obligation under or provision of this Agreement shall be valid or effective unless in writing and signed by both Parties.

13.6 Choice of Law. This Agreement shall be governed by, enforced, and shall be construed in accordance with the Laws of the State of New York without regard to any conflicts of law provision that would result in the application of the Laws of any State other than the State of New York.

13.7 Relationship of the Parties. Each Party is an independent contractor under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute GlobeImmune and Celgene as partners, agents or joint venturers. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any Third Party. There are no express or implied third party beneficiaries hereunder.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

13.8 Entire Agreement. This Agreement and the attached exhibits constitutes the entire agreement between the Parties as to the subject matter of this Agreement, and supersedes and merges all prior and contemporaneous negotiations, representations, agreements and understandings regarding the same.

13.9 Counterparts. This Agreement may be executed in counter-parts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

13.10 Interpretation.

13.10.1 Each of the Parties acknowledges and agrees that this Agreement has been diligently reviewed by and negotiated by and between them, that in such negotiations each of them has been represented by competent counsel and that the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

13.10.2 The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “any” shall mean “any and all” unless otherwise clearly indicated by context. The word “including” will be construed as “including without limitation.” The word “or” is disjunctive but not necessarily exclusive.

13.10.3 Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any Laws herein shall be construed as referring to such Laws as from time to time enacted, repealed or amended, (c) any reference herein to any Person shall be construed to include the Person’s successors and assigns, and (d) all references herein to Articles, Sections or Exhibits, unless otherwise specifically provided, shall be construed to refer to Articles, Sections and Exhibits of this Agreement.

13.10.4 Headings and captions are for convenience only and are not be used in the interpretation of this Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

[Signature Page Follows]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the Parties have caused this Collaboration and Option Agreement to be executed by their respective duly authorized officers as of the Effective Date.

GLOBEIMMUNE, INC.		CELGENE CORPORATION

Signature:	/s/ Timothy C. Rodell, M.D.	Signature:	/s/ Robert J. Hugin

Name:	Timothy C. Rodell, M.D.	Print Name:	Robert J. Hugin

Title:	President and CEO	Title:	President and Chief Operating Officer

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 1.34

Drug Candidates

GI-4000 means the series of Tarmogen products that express mutated Ras and/or one or more peptides thereof. GI-4014, GI4015, GI4016 and GI4020 are part of the GI-4000 series and are the subject of [*].

GI-6200 means the series of Tarmogen products that solely express human carcinoembryonic antigen (CEA). GI-6207 is part of the GI-6200 series and means the single Tarmogen product that is the subject of [*], and that solely expresses human CEA having a N610D mutation.

GI-3000 means the series of Tarmogen products that solely express human epidermal growth factor receptor (EGFR). GI-3010 is part of the GI-3000 series and means the single Tarmogen product that is the subject of [*], and that solely expresses human EGFR lacking the secretory signal sequence and the transmembrane domain.

GI-10000 means the series of Tarmogen products that express Bcr-Abl and/or one or more peptides thereof. GI-10000 includes Tarmogen products expressing Bcr-Abl or peptides thereof that contain the Bcr-Abl junctional region, including the specific Tarmogen products: GI-10003, GI-10007, GI-10008 and GI-10009. GI-10000 also includes Tarmogen products expressing Bcr- Abl or peptides thereof that contain one or more escape mutations resulting from targeted therapy, such as E255K, T315I, and M351T. Specific Tarmogen products containing escape mutations in the Abl kinase are denoted GI-10001, GI-10002, GI-10004, GI-10005 and GI-10006.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 1.57

GlobeImmune Licensed Patent(s)

Patents and Patent Applications Owned or Co-Owned by GlobeImmune:

GI Docket No.	Application No. Filing Date	Country	Status	Owners or Co-Owners
[*]	[*]	[*]	[*]	GlobeImmune The Regents of the University of Colorado
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune The Regents of the University of Colorado
[*]	[*]	[*]	[*]	GlobeImmune The Regents of the University of Colorado
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune The United States of America as represented by the Department of Health and Human Services
[*]	[*]	[*]	[*]	GlobeImmune
[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Patents and Patent Applications Licensed from The Regents of the University of Colorado:

GI Docket No.	Application No. Filing Date	Country	Status
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

2

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Patents Licensed from Washington Research Foundation:

Application No. Filing Date	Country	Status
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

3

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Patents Licensed from National Institutes of Health:

Application No. Filing Date	Country	Status
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*]

4

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 1.68

Initial Development Plan

GlobeImmune will be responsible for conducting all Development activities through Completion of the endpoint set forth below for each of the following Drug Candidates:

Activities, endpoints and costs:

1) Drug Candidate - GI-4000

[*]

2) Drug Candidate - GI-10000

[*]

3) Drug Candidate - GI-6200

[*]

4) Drug Candidate - GI-3000

[*]

Description of Clinical Trials referenced above:

Drug Candidate	Clinical Trial	Status
GI-4000	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
GI-6200	[*]	[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 1.91

Platform Patents

Patents and Patent Applications Owned or Co-owned by GlobeImmune:

GI Docket No.	Application No. Filing Date	Country	Status	Owners or Co- Owners
[*]	[*]	[*]	[*]	GlobeImmune The Regents of the University of Colorado
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune The Regents of the University of Colorado]
[*]	[*]	[*]	[*]	GlobeImmune The Regents of the University of Colorado
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune
[*]	[*]	[*]	[*]	GlobeImmune The United States of America as represented by the Department of Health and Human Services
[*]	[*]	[*]	[*]	GlobeImmune
[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Patents and Patent Applications Licensed from The Regents of the University of Colorado:

GI Docket No.	Application No. Filing Date	Country	Status
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Patents Licensed from Washington Research Foundation:

Application No. Filing Date	Country	Status
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 4.8

Terms of Supply Agreement

•	Supply:

•

Supply will be governed by a separate Supply Agreement, to be agreed between the Parties. In the event the Parties cannot agree to a Supply Agreement, Celgene will be entitled to manufacture all its needs itself.

•

Beginning on the date of exercise by Celgene of a Celgene Program Option with respect to any Celgene Development Compound, and thereafter during the Term, GlobeImmune will supply pre-commercial supply needs (both clinical and, if needed, pre-clinical needs) at [*]. Celgene will be entitled to audit the [*].

•	[*] means the [*]. Such [*] shall include [*]. In addition, [*] shall include [*]; provided that [*] shall not include [*]. [*] expressly excludes [*].

•

GlobeImmune will supply commercial supply needs at [*]; provided that the costs or expenses of any Third Party (including a second source of supply) included in [*] shall be charged at GlobeImmune’s actual out-of-pocket cost, without mark-up.

•

GlobeImmune anticipates manufacturing bulk product in-house and using contract manufacturers for fill/finish/labeling. Celgene, by mutual agreement of the Parties, may be the contract manufacturer for fill/finish/labeling activities.

•	Forecasts:

•	The Supply Agreement will define the terms and conditions for non-binding and binding supply forecasts.

•	GlobeImmune will use [*] to supply product in excess of the binding forecast defined in the Supply Agreement.

•	Minimum Supply Quantities:

•	Minimum order quantity per product: [*]

•	Manufacture:

•	As indicated above, GlobeImmune will manufacture products in-house or utilize third party contract manufacturers, as determined by GlobeImmune.

•

At any time, Celgene will have a right to require GlobeImmune to set up a second source of supply (i.e., complete tech transfer for the manufacture of Celgene Development Compounds) for both bulk product and fill/finish/labeling, which second source of supply will be with a third party contract manufacturer that is mutually acceptable. In the event that GlobeImmune fails to achieve performance standards described in the Supply Agreement, Celgene will have a right to require

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

GlobeImmune to utilize such third party contract manufacturer; provided that, if GlobeImmune has not set up a second source of supply prior to failing to achieve such performance standards (or, even with the second source of supply, GlobeImmune fails to achieve such standards), then Celgene may designate the third contract manufacturer, including Celgene itself. Until a second source of supply is established, GlobeImmune will at all times maintain twelve (12) months of inventory (based on Celgene’s then-current forecast) as back-up supply.

•	Celgene will have the right to conduct GMP audits of GlobeImmune (or its contract manufacturer) at least annually and for cause.

•	Step-In Right

•

Celgene shall have the right, upon written notice, on a Celgene Development Compound-by-Celgene Development Compound basis, to terminate the Supply Agreement and to manufacture any specific Celgene Development Compound (“Celgene Step-In Right”).

•

Celgene acknowledges that GlobeImmune intends to build a commercial manufacturing facility or expand its existing facility to accommodate commercial manufacturing, in each case, in order for GlobeImmune to provide commercial supply of Celgene Development Compounds. Therefore, with respect to the first Celgene Development Compound for which Celgene exercises its Celgene Step-in Rights, Celgene agrees as follows:

•	If Celgene exercises its Celgene Step-in Right for such Celgene Development Compound before the first Regulatory Approval of such Celgene Development Compound, Celgene will pay GlobeImmune [*]; and

•	If Celgene exercises its Celgene Step-in Right for such Celgene Development Compound after the first Regulatory Approval of such Celgene Development Compound, Celgene will pay GlobeImmune [*].

•

For clarity, Celgene shall make the above payment one time only, based on the first Celgene Development Compound with respect to which Celgene exercises a Celgene Step-in Right, regardless of how many times Celgene exercises its Celgene Step-in Right.

•

Notwithstanding the foregoing, Celgene shall have no obligation to make any such payments in the event Celgene terminates the Supply Agreement for cause (including because of a lack of capacity to support Celgene’s requirements).

•

In connection with Celgene’s right to commercially manufacture (itself or through an Affiliate or Third Party), as set forth in the Supply Agreement, within thirty (30) days after Celgene’s request GlobeImmune shall commence transferring to Celgene (or its Affiliates or a Third Party selected by Celgene to manufacture), at no cost to Celgene, any existing Third Party manufacturing agreements and all relevant Licensed Intellectual Property (including a chemistry, manufacturing, and controls (CMC) package and relevant manufacturing information) relating to the manufacture of Licensed Products (or, in the case of a second source of

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

supply, Celgene Development Compounds) and shall use Commercially Reasonable Efforts to complete such transfer in a timely fashion. In addition, GlobeImmune shall provide all reasonable assistance, including making its personnel available for meetings or teleconferences, to support and assist Celgene in the manufacture of the Licensed Product (or Celgene Development Compound), at no cost to Celgene.

•	Dispute Resolution

•	The Parties will negotiate appropriate dispute resolution procedures to be included in the Supply Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 9.8

Press Release

FOR IMMEDIATE RELEASE

GlobeImmune and Celgene Corporation Announce Strategic Global Oncology Alliance

Tarmogen® Technology Platform Creates Powerful, Targeted Immune Response to Diseased Cells and Drives Family of Oncology-Focused Products

LOUISVILLE, Colo. & SUMMIT, N.J. – [DATE] – GlobeImmune, Inc. and Celgene Corporation (NASDAQ: CELG) today announced a worldwide strategic collaboration focused on the discovery, development and commercialization of multiple product candidates based on powerful, targeted molecular immunotherapy for the treatment of cancer.

Under the terms of the agreement, GlobeImmune will receive a $40 million upfront payment from Celgene, which includes an equity investment in GlobeImmune. In return, GlobeImmune is granting Celgene an exclusive option to all oncology programs, including GI-4000, a Tarmogen technology-based product currently in phase II pancreatic cancer studies as well as all of GlobeImmune’s other oncology product candidates on a program by program basis. GlobeImmune will conduct the early development of the product candidates through certain pre-defined endpoints. Celgene will have the option to obtain an exclusive worldwide license to develop and commercialize these unique immunotherapy product candidates. GlobeImmune is eligible to receive over $500 million in development and regulatory milestones, double-digit royalties and additional milestone payments based on net sales of the licensed product candidates.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Tarmogen technology holds several advantages over current approaches in oncology as its adaptability to a range of proteins, including the protein encoded by the ras oncogene, creates a powerful immune response against disease specific cells that improves with each subsequent dose, is adaptable to a range of diseases and is easily scalable to commercial levels.

“The partnership with GlobeImmune supports our goal to identify and develop high-potential oncology therapies based on significant, innovative science,” said Thomas Daniel, M.D., President of Research for Celgene. “The Tarmogen technology has the potential to address a number of highly-defined unmet medical needs. We are very pleased to be extending our relationship with GlobeImmune and entering this collaboration.”

Tarmogen® candidates are also being studied in Phase II clinical trials targeting hepatitis C.

“We are delighted to have Celgene as our worldwide oncology partner,” said Timothy C. Rodell, M.D., president and chief executive officer of GlobeImmune. “Celgene is a leader in the field of oncology, having demonstrated the ability to deliver innovative, disease-altering cancer treatment options to patients worldwide. This partnership provides significant validation for GlobeImmune’s work to date on the Tarmogen platform.”

About Tarmogens and GI-4000

Tarmogens are proprietary therapeutic product candidates designed to stimulate the immune system to recognize and eliminate diseased cells from the body. Tarmogens are whole, heat-killed recombinant S. cerevisiae yeast that express antigens from one or more disease-related proteins. GI-4000, the lead oncology program under this collaboration, is a series of Tarmogens that are intended to generate a T cell immune response against cells containing proteins encoded by a mutated ras oncogene. Mutations in ras are believed to be responsible for over 160,000 cases of cancer annually in the United States, including significant proportions of pancreas, non-small cell lung cancer, colorectal, ovarian and other cancers. A multicenter, randomized, placebo-controlled Phase 2 trial of GI-4000 in combination with gemcitabine in patients with resected pancreas cancer is ongoing.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

About GlobeImmune

GlobeImmune Inc. is a private company developing targeted molecular immunogens (Tarmogens) for the treatment of cancer and infectious diseases. The company’s lead oncology program, GI-4000, targets cancers caused by mutated versions of the Ras oncoprotein. GI-4000 is being investigated in clinical trials for the treatment of pancreas cancer as well as other cancers that contain mutated Ras, including non-small cell lung cancer and colorectal cancer. The company’s lead infectious disease program, GI-5005, is a Tarmogen for the treatment of chronic hepatitis C infection (HCV). GI-5005 is designed to complement both the current standard of care and emerging novel therapies for HCV.

About Celgene

Celgene Corporation, headquartered in Summit, New Jersey, is an integrated global biopharmaceutical company engaged primarily in the discovery, development and commercialization of novel therapies for the treatment of cancer and inflammatory diseases through gene and protein regulation. For more information, please visit the Company’s web site at www.celgene.com.

This release contains forward-looking statements which are subject to known and unknown risks, delays, uncertainties and other factors not under either company’s control, which may cause actual results, performance or achievements of either company to be materially different from the results, performance or other expectations expressed or implied by these forward-looking statements. These factors include results of current or pending research and development activities, actions by the FDA and other regulatory authorities, need for additional capital and other factors, which with respect to Celgene are further described in Celgene’s filings with the Securities and Exchange Commission such as Celgene’s 10K, 10Q and 8K reports.

GLOBEIMMUNE CONTACT:

Jeffrey Rona

Chief Business Officer

GlobeImmune, Inc.

T: 303-625-2820

information@globeimmune.com

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MEDIA CONTACT:

Heidi Chokeir, Ph.D.

Russo Partners

T: 619-528-2217

M: 858-380-6584

heidi.chokeir@russopartnersllc.com

CELGENE CONTACT:

Greg Geissman

Associate Director, Public Relations

Celgene Corporation

T: 908-673-9854

ggeissman@celgene.com

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule A

Third Party Agreement(s)

“Cooperative Research and Development Agreement (CRADA) for Intramural-PHS Clinical Research” between GlobeImmune, Inc. and The U.S. Department of Health and Human Services, as represented by National Cancer Institute, an Institute, Center, or Division of the NIH, effective May 8, 2008.

“Materials Transfer Agreement” between GlobeImmune, Inc. and The Regents of the University of Colorado (James DeGregori, Ph.D., principal investigator), effective February 18, 2009.

“Materials Transfer Agreement” between GlobeImmune, Inc. and The Regents of the University of Colorado (James DeGregori, Ph.D., principal investigator), effective March 5, 2009.

[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule B

Third Party License Agreement(s)

Agreement, effective as of May 30, 2006, between The Regents of The University of Colorado and GlobeImmune (as successor-in-interest to Ceres Pharmaceuticals, Ltd.), and the Restated Intellectual Property License Agreement, dated September 18, 1997 (restating the Intellectual Property License Agreement, dated September 18, 1997, as amended March 18, 1998, June 1, 2001, and October 16, 2003), among the Regents of the University of Colorado, The University License Equity Holdings, Inc. (as successor to University Technology Corporation), and GlobeImmune, each as amended May 5, 2009 (collectively, the “CU Agreement”).

Patent License Agreement between GlobeImmune and the National Institutes of Health or the Food and Drug Administration (referred to as PHS), agencies of the United States Public Health Service within the Department of Health and Human Services, dated June 12, 2007 (the “NIH License Agreement”).

[*]